Prospectus March 1, 2026 revised to March 11, 2026
T. ROWE PRICE
Retirement Income 2025 Fund
TRAVX TRATX	Investor Class I Class

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

SUMMARY	1

Investment Objective(s)

The fund seeks to provide monthly income.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the fund. You may also incur brokerage commissions and other charges when buying or selling shares of the fund, which are not reflected in the table or example below.

Fees and Expenses of the Fund

	Investor Class		I Class
Shareholder fees (fees paid directly from your investment)
Maximum account fee	$20	[a]	—
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.53%[b]	0.37%[b]

Other expenses	—	—

Total annual fund operating expenses	0.53	0.37

[a]	Subject to certain exceptions and account minimums, accounts are charged an annual $20 fee.
[b]	The management fee will decline over time in accordance with a predetermined contractual fee schedule, which is set forth under “The Management Fee” in section 2 of the fund’s prospectus, with any annual decrease occurring after the end of the fund’s fiscal year. The fee schedule can only be changed with approval by the fund’s Board of Directors, and, if required by SEC rules, the fund’s shareholders.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods, that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$54	$170	$292	$641
I Class	38	119	206	453

Portfolio Turnover The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 29.6% of the average value of its portfolio.

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Investments, Risks, and Performance

Principal Investment Strategies

The fund pursues its objective(s) by investing in a diversified portfolio of other T. Rowe Price equity and fixed income mutual funds that represent various asset classes and sectors. The fund’s allocation among T. Rowe Price mutual funds will change over time in relation to the fund’s target retirement date.

The fund is managed based on the specific retirement year (target date 2025) included in its name and assumes a retirement age of 65. The target date refers to the approximate year an investor in the fund would plan to retire and likely stop making new investments in the fund. The fund is primarily designed for an investor who retired at or about the target date and who plans to withdraw the value of the account in the fund gradually after retirement while taking regular monthly cash distributions throughout retirement using a managed payout program. However, if an investor retires earlier or later than age 65, the fund may not be an appropriate investment even if the investor retires on or near the fund’s target date.

While the fund employs an asset allocation strategy based on an investor retiring near the target date, the fund also employs a managed payout program designed to distribute a consistent amount of cash once per month throughout each calendar year, excluding any additional distributions required to comply with applicable law. The managed payout program targets making twelve equal monthly payments that are expected to produce an annual payout of approximately 5% of the fund’s average net asset value over the trailing five years (or, until the fund has five years of operating history, the historical monthly performance of the applicable share class of the T. Rowe Price Retirement 2025 Fund which is a similarly managed fund). The monthly payment amount per share is expected to remain constant from month to month for a particular calendar year. The amount of the fund’s scheduled monthly distribution amount per share for a particular calendar year will generally increase or decrease each January based on the fund’s historical monthly performance over the previous five years. The twelve monthly payments that are distributed to shareholders are generally not eligible to be reinvested.

The fund’s managed payout program is designed to provide a higher level of income earlier in retirement, although a tradeoff of targeting a higher level of income earlier in retirement is that the income stream ultimately may not keep pace with inflation. While the fund will continue to target a 5% distribution rate, the income stream received from the fund later in retirement may decrease at a time when the overall costs of goods and services could continue to increase. Although the fund is designed for shareholders who are at or nearing retirement age, all fund shareholders will receive the monthly cash distributions regardless of age and retirement status. The fund’s Board of Directors may change the managed payout program without a shareholder vote if the Board of Directors determines such a change would be in the best interest of shareholders.

SUMMARY	3

Over time, the fund’s allocations to the broad asset classes (“Equity” and “Fixed Income”), and to the sectors and underlying funds used to represent those asset classes, will change according to a predetermined “glide path” shown in the following chart (the left axis indicates the overall neutral allocation to equity funds with the remainder of the allocation to fixed income funds). Equity allocations generally consist of investments in underlying funds that focus on stocks, and fixed income allocations generally consist of investments in underlying funds that focus on bonds and other debt instruments. The glide path represents the shifting of asset classes over time and shows how the fund’s asset mix becomes more conservative–both prior to and after retirement–as time elapses. This reflects the need for reduced market risks as retirement approaches and the need for lower portfolio volatility after retiring. Although the glide path is meant to dampen the fund’s potential volatility as retirement approaches, the fund is not designed for a lump sum redemption at the retirement date. The fund pursues an asset allocation strategy that promotes asset accumulation prior to retirement, but it is intended to also serve as a post-retirement investment vehicle with allocations designed to support an income stream made up of regular distributions throughout retirement along with some portfolio growth. After the target date, the fund is designed to balance longevity and inflation risks along with the need for income, although it does not guarantee a particular level of income.

RETIREMENT INCOME FUNDS

At the target date, the glide path provides for a neutral allocation to equity of 55%. The fund’s overall exposure to equity will continue to decline until approximately 30 years after its target date, when its neutral allocations to equity and fixed income will remain unchanged. There are no maturity restrictions within the fund’s overall allocation to fixed income, although the underlying fixed income funds in which the fund invests may impose specific limits on maturity or credit quality. The allocations are referred to as “neutral” allocations because they do not reflect any tactical decisions made by T. Rowe Price to overweight or underweight a particular asset class or sector based on its market outlook. The target allocations assigned to the broad asset classes (Equity and Fixed Income), which reflect any tactical decisions resulting from market outlook, are not expected to vary from the neutral allocations set forth in the glide path by more than plus or minus 5%. The target allocations and actual allocations may differ due to significant market movements or cash flows.

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The following table illustrates how the portfolio is generally expected to be allocated between the broad asset classes and the underlying T. Rowe Price mutual funds that are used to represent those asset classes and specific sectors. The fund invests in underlying funds that do not charge a management fee or in Z Class shares of an underlying fund when it is available. T. Rowe Price is contractually obligated to waive and/or bear all of the Z Class’ expenses, with certain limited exceptions. The fund’s overall allocation to equity is represented by a diversified mix of U.S. and international equity funds that employ both growth and value investment approaches and consist of large-cap, mid-cap, and small-cap stocks. The fund’s overall allocation to fixed income is represented by a “core” fixed income component designed to have lower overall volatility and a “diversifying” fixed income component designed to respond to a variety of market conditions and improve risk adjusted returns. The information in the table represents the neutral allocations for the fund as of March 1, 2026. The numbers may not add to 100% due to rounding. Updated allocations between equity funds and fixed income funds, and actual allocations to each underlying T. Rowe Price mutual fund, are available through troweprice.com. T. Rowe Price may periodically rebalance or modify the asset mix of the underlying funds and change the underlying fund allocations.

SUMMARY	5

Retirement Income 2025 Fund

Asset Class		Sector(s)	Neutral Allocation	Underlying Fund(s)

Equity	54.38%	Hedged Equity	5.44%	Hedged Equity
		Inflation Focused	2.72	Real Assets
		International Developed Markets	11.79	International Stock,
				International Value Equity, and/or
				Overseas Stock
		International Emerging Markets	2.08	Emerging Markets Discovery Stock and/or
				Emerging Markets Stock
		U.S. Large-Cap	27.83	Equity Index 500,
				Growth Stock,
				U.S. Equity Research,
				U.S. Large-Cap Core, and/or
				Value
		U.S. Mid-Cap	2.42	Mid-Cap Growth,
				Mid-Cap Index, and/or
				Mid-Cap Value
		U.S. Small-Cap	2.10	New Horizons,
				Small-Cap Index,
				Small-Cap Stock, and/or
				Small-Cap Value
Fixed Income	45.62	Core Fixed Income	24.72	Dynamic Global Bond,
				International Bond,
				International Bond (USD Hedged), and/or
				New Income
		Diversifying Fixed Income	20.90	Dynamic Credit,
				Emerging Markets Bond,
				Floating Rate,
				High Yield,
				Limited Duration Inflation Focused Bond,
				U.S. Treasury Long-Term Index, and/or
				U.S. Treasury Money

Principal Risks

As with any fund, there is no guarantee that the fund will achieve its objective(s). The fund’s share price fluctuates, which means you could lose money by investing in the fund. You may experience losses, including losses near, at, or after the target retirement date. There is no guarantee that the fund will provide adequate income at and through your retirement. The principal risks of investing in this fund, which may be even greater in bad or uncertain market conditions, are summarized as follows:

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Managed payout program: The level of monthly income provided by the managed payout program is not guaranteed, will generally vary from year to year, and may not keep pace with the rate of inflation. It is possible that the fund’s monthly distribution amount will substantially increase or decrease from one year to the next because the scheduled monthly distributions during any calendar year are based on market performance from the previous five years. While monthly distributions within a calendar year are expected to remain constant, there is no assurance or guarantee that the fund will be able to provide a fixed level of cash distributions at any time or over any particular period. It is anticipated that the fund will continue to make monthly distributions under its managed payout program regardless of the fund’s investment performance. Since these distributions will be made from fund assets and shareholders are generally not expected to reinvest monthly distributions in additional fund shares, the fund’s monthly distributions will reduce the amount of assets available for investment by the fund, which could make it difficult for the fund to maintain its targeted annual distribution rate, particularly if the fund experiences significant investment losses at the same time its assets are decreasing. Even if the fund’s assets do not decrease, it is possible the fund will be unable to maintain the amount of its scheduled distributions without returning capital to shareholders.

Active management/Asset allocation: The fund’s overall level of risk will directly correspond to the risks of the underlying funds in which it invests. By investing in many underlying funds, the fund has partial exposure to the risks of different areas of the market. However, the selection of the underlying funds and the allocation of the fund’s assets among the various asset classes, market sectors, and investment styles represented by those underlying funds could cause the fund to underperform other funds with a similar benchmark or investment objective(s).

Investments in other funds: The fund bears the risk that its underlying funds will fail to successfully employ their investment strategies. One or more underlying fund’s underperformance or failure to meet its investment objective(s) as intended could cause the fund to underperform similarly managed funds.

Market conditions: The value of the fund’s investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting an issuer held by an underlying fund, particular industries, or the overall securities markets. A variety of factors can increase the volatility of an underlying fund’s holdings and markets generally, including geopolitical developments (such as trade and tariff arrangements, sanctions, and cybersecurity attacks), recessions, inflation, rapid interest rate changes, war, military conflict, acts of terrorism, natural disasters, and outbreaks of infectious illnesses or other widespread public health issues (such as the coronavirus pandemic) and related governmental and public responses. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others. Government intervention in markets may impact interest rates, market volatility, and security pricing. These adverse developments may cause broad declines in market value due to short-term market movements or for significantly longer periods during more prolonged market downturns.

Fixed income exposure: An underlying fixed income fund’s share price can fall because of various factors affecting bonds or due to general weakness in the overall fixed income markets. The fund invests in underlying funds with varying levels of credit risk, interest rate risk, inflation risk, and liquidity risk. At times, participants in fixed income markets may develop concerns about the ability of certain issuers to make timely principal and interest payments, or they may develop concerns about the ability of financial institutions that make markets in certain debt instruments to facilitate an orderly market. Those concerns could cause increased volatility and reduced liquidity in particular securities or in the overall fixed income markets and the related derivatives markets, which could hamper an underlying fund’s ability to sell the bonds or other debt instruments in which it invests or to find and purchase suitable investments.

SUMMARY	7

Equity exposure: An underlying equity fund’s share price can fall because of weakness in the overall stock markets, a particular industry, or specific holdings. Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. The value of an underlying equity fund may decline due to general weakness or volatility in the stock markets, adverse conditions impacting a particular industry or market sector, or factors affecting an investment style or market capitalization targeted by the fund.

Foreign investing: Underlying funds with exposure to foreign investments carry greater risk because non-U.S. securities tend to be more volatile and have lower overall liquidity and trading volume than investments in U.S. securities and may lose value because of adverse local, political, social, or economic developments overseas, or due to changes in the exchange rates between foreign currencies and the U.S. dollar. Further, securities of non-U.S. issuers are subject to trading markets with potential governmental interference, varying regulatory, auditing, and accounting standards, and settlement and clearance practices that differ from those of U.S. issuers. Investment in non-U.S. securities also carries currency risk. Any attempts to hedge currency risk could be unsuccessful. Such investments may have higher transaction costs compared with U.S. markets. Investments in emerging market countries are subject to greater risk and overall volatility than investments in other developed markets.

Emerging markets: Investing in underlying funds that hold securities of issuers in emerging market countries involves greater risk and overall volatility than investing in underlying funds that hold securities of issuers in the U.S. and other developed markets. Emerging market countries tend to have economic structures that are less diverse and mature, less developed legal and regulatory regimes, and political systems that are less stable, than those of developed countries. In addition to the risks normally associated with investing outside the U.S., emerging markets are more susceptible to governmental interference, political and economic uncertainty, local taxes and restrictions on an underlying fund’s investments, less efficient trading markets with lower overall liquidity, and more volatile currency exchange rates.

Interest rates: A rise in interest rates typically causes the price of a fixed rate debt instrument to fall and its yield to rise. Conversely, a decline in interest rates typically causes the price of a fixed rate debt instrument to rise and the yield to fall. The prices and yields of inflation-linked bonds are directly impacted by the rate of inflation as well as changes in interest rates. Generally, underlying bond funds with longer weighted average maturities and durations carry greater interest rate risk. Duration, which is expressed in years, is a calculation that estimates the price sensitivity of a bond or bond fund to changes in interest rates (for example, if interest rates were to rise 1%, a bond or bond fund with a duration of five years would be expected to lose approximately 5% of its value). Changes in monetary policy made by central banks and/or governments are likely to affect the interest rates or yields of securities in which an underlying fund invests.

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Prepayments and extensions: Underlying funds that invest in mortgage-backed securities, certain asset-backed securities, or any debt instrument with an embedded call option are subject to prepayment risks because the principal on the security may be prepaid at any time, which could reduce the security’s yield and market value. The rate of prepayments tends to increase as interest rates fall, which could cause the average maturity of the underlying fund’s portfolio to shorten. Extension risk may result from a rise in interest rates, which tends to make mortgage-backed securities, asset-backed securities, and other callable debt instruments more volatile.

Credit quality: An issuer of a debt instrument held by an underlying fund could suffer an adverse change in financial condition that results in a payment default (failure to make scheduled interest or principal payments), rating downgrade, or inability to meet a financial obligation. The fund’s exposure to credit risk is increased to the extent the fund invests in underlying funds that hold securities that are not considered investment-grade. Holdings that are rated below investment grade carry greater risk of default and erratic price swings due, in part, to potentially adverse changes in the credit quality of the issuer.

Market capitalization: Because the fund invests in certain underlying funds that focus on a particular market capitalization, its share price may be negatively affected if investing in that market capitalization falls out of favor. Small- and mid-cap companies often have less experienced management, more limited financial resources, and less publicly available information than large-cap companies, and tend to be more sensitive to changes in overall economic conditions. As a result, investments in small-cap and mid-cap companies are likely to be more volatile than investments in large-cap companies. However, large-cap companies may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods, and they may be less capable of responding quickly to competitive challenges and industry changes.

Investment style: Because the fund invests in certain underlying funds that focus on growth stocks and certain underlying funds that focus on value stocks, its share price may be negatively affected if either investing approach falls out of favor. Growth stocks tend to be more volatile than the overall stock market and are more sensitive to changes in current or expected earnings. Value stocks carry the risk that investors will not recognize their intrinsic value for a long time (or at all) or that they are actually appropriately priced at a low level.

Inflation: To the extent the fund invests in underlying funds that are designed to provide protection against the impact of inflation, those investments could adversely affect the fund’s performance when inflation or expectations of inflation are low. During such periods, the values of an underlying fund’s investments in inflation-linked securities or stocks designed to outperform the overall stock market during periods of high or rising inflation could fall and result in losses for the fund, causing the fund to lag the performance of similarly managed funds.

SUMMARY	9

Liquidity: An underlying fund may not be able to meet requests to redeem shares without significant dilution of the remaining shareholders’ interests in the fund. A particular investment or an entire market segment may become less liquid or even illiquid, sometimes abruptly, which could limit an underlying fund’s ability to purchase or sell holdings in a timely manner at a desired price. Reduced liquidity can result from a number of events, such as limited trading activity, reductions in bond inventory, and rapid or unexpected changes in interest rates. Large redemptions may also have a negative impact on an underlying fund’s overall liquidity.

Bank loans: Underlying funds that invest in bank loans expose the fund to additional risks beyond those normally associated with more traditional debt instruments. An underlying fund’s ability to receive payments in connection with a loan depends primarily on the financial condition of the borrower and whether or not a loan is secured by collateral, although there is no assurance that the collateral securing a loan will be sufficient to satisfy the loan obligation. In addition, bank loans often have contractual restrictions on resale, which can delay the sale and adversely impact the sale price and they have significantly longer settlement periods than more traditional investments. Bank loans often involve borrowers whose financial condition is troubled or highly leveraged, which increases an underlying fund’s risk that the fund may not receive its proceeds in a timely manner or that the fund may incur losses in order to pay redemption proceeds to its shareholders.

Cybersecurity breaches: The fund could be harmed by intentional cyberattacks and other cybersecurity breaches, including unauthorized access to the fund’s assets, confidential information, or other proprietary information. In addition, a cybersecurity breach could cause one of the fund’s service providers or financial intermediaries to suffer unauthorized data access, data corruption, or loss of operational functionality.

Performance

The following performance information provides some indication of the risks of investing in the fund. The fund’s performance information represents only past performance (before and after taxes) and is not necessarily an indication of future results.

The following bar chart illustrates how much returns can differ from year to year by showing calendar year returns and the best and worst calendar quarter returns during those years for the fund’s Investor Class. Returns for other share classes vary since they have different expenses.

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	Quarter Ended	Total Return		Quarter Ended	Total Return
Best Quarter	6/30/25	5.15%	Worst Quarter	3/31/25	1.01%

The following table shows the average annual total returns for each class of the fund that has been in operation for at least one full calendar year. The fund’s performance information included in the table is compared with a regulatory required index that represents an overall securities market (Bloomberg U.S. Aggregate Bond Index). In addition, the table may also include one or more indexes that align to the fund’s investment strategy.

In addition, the table shows hypothetical after-tax returns to demonstrate how taxes paid by a shareholder may influence returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as a 401(k) account or an IRA. After-tax returns are shown only for the Investor Class and will differ for other share classes.

SUMMARY	11

Average Annual Total Returns

	Periods ended
	December 31, 2025

		Since	Inception
	1 Year	inception	date
Investor Class			01/17/2024
Returns before taxes	13.03%	12.64%
Returns after taxes on distributions	10.91	10.55
Returns after taxes on distributions and sale of fund shares	8.27	9.14
I Class			01/17/2024
Returns before taxes	13.18	12.81

Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)
	7.30	5.00 [a]
S&P Target Date 2025 Index (reflects no deduction for fees, expenses, or taxes)
	13.98	12.34 [a]

[a]	Return since 1/17/2024.

Updated performance information is available through troweprice.com.

Management

Investment Adviser T. Rowe Price Associates, Inc. (T. Rowe Price or Price Associates)

Name	Title	Managed Fund Since	Joined Investment Adviser
Wyatt Lee	Co-Portfolio Manager and Cochair of Investment Advisory Committee	2024	1999
Kim DeDominicis*	Co-Portfolio Manager and Cochair of Investment Advisory Committee	2024	1997
Andrew G. Jacobs Van Merlen	Co-Portfolio Manager and Cochair of Investment Advisory Committee	2024	2000

* Ms. DeDominicis originally joined T. Rowe Price in 1997 and returned to T. Rowe Price in 2003.

Purchase and Sale of Fund Shares

The Investor Class generally requires a minimum initial investment of $25,000 and a minimum subsequent investment of $100. These investment minimums generally are waived for financial intermediaries and certain employer-sponsored retirement plans submitting orders on behalf of their customers.

The I Class requires a $500,000 minimum initial investment per fund per account registration, although the initial investment minimum generally is waived or reduced for financial intermediaries, eligible retirement plans, certain accounts for which T. Rowe Price or its affiliates have discretionary investment authority, qualifying directly held accounts, and certain other accounts.

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For investors holding shares of the fund directly with T. Rowe Price, you may purchase, redeem, or exchange fund shares by mail; by telephone (1-800-225-5132 for IRAs and nonretirement accounts; 1-800-492-7670 for small business retirement plans; and 1-800-638-8790 for institutional investors and financial intermediaries); or, for certain other accounts, by accessing your account online through troweprice.com.

If you hold shares through a financial intermediary or retirement plan, you must purchase, redeem, and exchange shares of the fund through your intermediary or retirement plan. You should check with your intermediary or retirement plan to determine the investment minimums that apply to your account.

Tax Information

The fund declares dividends monthly and typically pays them in the middle of each month. Any capital gains are declared and paid annually, usually in December. Redemptions or exchanges of fund shares and distributions by the fund, whether or not you reinvest these amounts in additional fund shares, generally may be taxed as ordinary income or capital gains unless you invest through a tax-deferred account (in which case you will be taxed upon withdrawal from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

More About the Fund	2

Management of the FUnd

Investment Adviser(s)

T. Rowe Price is the fund’s investment adviser and oversees the selection of the fund’s investments and management of the fund’s portfolio pursuant to an investment management agreement between the investment adviser and the fund. T. Rowe Price also serves as investment adviser for the underlying funds in which the fund invests. T. Rowe Price is the investment adviser for all funds sponsored and managed by T. Rowe Price (T. Rowe Price Funds); is an SEC-registered investment adviser that provides investment management services to individual and institutional investors and sponsors; and serves as adviser and subadviser to registered investment companies, institutional separate accounts, and common trust funds. The address for T. Rowe Price is 1307 Point Street, Baltimore, Maryland 21231. As of December 31, 2025, T. Rowe Price and its affiliates (Firm) had approximately $1.78 trillion in assets under management.

Portfolio Management

The portfolio managers are primarily responsible for the day-to-day management of the fund’s portfolio. The portfolio managers are Wyatt Lee, Kim DeDominicis, and Andrew G. Jacobs Van Merlen. The following information provides the year that the portfolio managers first joined the Firm and the portfolio managers’ specific business experience during the past five years (although the portfolio managers may have had portfolio management responsibilities for a longer period). Mr. Lee, Ms. DeDominicis, and Mr. Jacobs Van Merlen have been co-portfolio managers of the fund since the fund’s inception. Mr. Lee joined the Firm in 1999, and his investment experience dates from 1997. During the past five years, he has served as a portfolio manager and as the head of target date strategies. Ms. DeDominicis originally joined the Firm in 1997, and returned to the Firm in 2003. Her investment experience dates from 1999. During the past five years, she has served as a portfolio manager. Mr. Jacobs Van Merlen joined the Firm in 2000, and his investment experience dates from 2002. During the past five years, he has served as a portfolio manager. The Statement of Additional Information (SAI) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of the fund’s shares.

T. Rowe Price has also established an Investment Advisory Committee with respect to the fund. The portfolio managers work with the committee in developing and executing the fund’s investment program. The members of the committee are as follows: Wyatt Lee, Kim DeDominicis, and Andrew G. Jacobs Van Merlen, cochairs, Rick de los Reyes, David Eiswert, Arif Husain, John Linehan, Paul Massaro, Matthew Novak, Sébastien Page, Robert Panariello, Brad Raglin, Darren Scheinberg, Amy Seman, Charles Shriver, Guido Stubenrauch, Justin Thomson, Shannon Toy, Jim Tzitzouris, and Justin White.

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Management of the Underlying Funds

For each of the underlying funds in which the fund invests, T. Rowe Price serves as investment adviser and oversees the selection of the underlying fund’s investments and management of the underlying fund’s portfolio. For certain underlying funds in which the fund invests, T. Rowe Price has entered into a subadvisory agreement with T. Rowe Price Investment Management, Inc. (Price Investment Management), T. Rowe Price International Ltd (Price International), T. Rowe Price Hong Kong Limited (Price Hong Kong), T. Rowe Price Japan, Inc. (Price Japan), T. Rowe Price Australia Limited (Price Australia), and/or T. Rowe Price Singapore Private Ltd. (Price Singapore), under which these affiliated entities are authorized to trade securities and make discretionary investment decisions on behalf of all or a portion of the underlying fund. Price Investment Management is registered as an investment adviser with the SEC and is headquartered in the United States in Baltimore, Maryland. Price International is registered as an investment adviser with the SEC and is authorized or licensed by the United Kingdom Financial Conduct Authority and other global regulators. Price International is headquartered in London and has several branch offices around the world. Price Investment Management and Price International are direct subsidiaries of T. Rowe Price. Price Hong Kong is registered as an investment adviser with the SEC and is licensed with the Securities and Futures Commission of Hong Kong. Price Japan is registered as an investment adviser with the SEC and is registered with the Japan Financial Services Agency to carry out investment management business. Price Australia is registered as an investment adviser with the SEC and is licensed with the Australian Securities & Investments Commission. Price Singapore is registered as an investment adviser with the SEC and is licensed with the Monetary Authority of Singapore. Price Hong Kong is headquartered in Hong Kong, Price Japan is headquartered in Tokyo, Price Australia is headquartered in Sydney, and Price Singapore is headquartered in Singapore. Price Hong Kong, Price Japan, Price Australia, and Price Singapore are direct subsidiaries of Price International.

The directors and the officers of the fund and T. Rowe Price (and its affiliated investment advisers) also serve in similar positions with certain underlying funds. Thus, if the interests of the fund and the underlying funds were ever to diverge, it is possible that a conflict of interest could arise and affect how the directors and officers fulfill their fiduciary duties to the fund and its underlying funds. The directors of the fund believe they have structured the fund to avoid these concerns. However, conceivably, a situation could occur where proper action for the fund could be adverse to the interests of an underlying fund, or the reverse. If such a possibility arises, the directors and officers of the affected funds and T. Rowe Price will carefully analyze the situation and take all steps they believe reasonable to minimize and, where possible, eliminate the potential conflict.

The Management Fee

In accordance with a predetermined contractual fee schedule, the fund pays the investment adviser an annual all-inclusive fee, based on the fund’s average daily net assets, that generally declines over time as the fund reduces its overall stock exposure along its glide path. Any predetermined decrease in the management fee rate for a particular year will occur on January 1, which is the first day of the fund’s fiscal year.

More About the Fund	15

Investor Class

For the Investor Class, the annual all-inclusive fee rate is determined in accordance with the following fee schedule (Year 0 represents the target date year referenced in the fund’s name).

Retirement Income Funds—Investor Class Fee Schedule

Years to Target Date	All-Inclusive Fee Rate (%)	Years to Target Date	All-Inclusive Fee Rate (%)	Years to Target Date	All-Inclusive Fee Rate (%)
All prior years	0.64	17	0.60	3	0.55
30	0.63	16	0.60	2	0.54
29	0.63	15	0.59	1	0.54
28	0.63	14	0.59	0	0.53
27	0.63	13	0.59	(1)	0.53
26	0.63	12	0.59	(2)	0.53
25	0.62	11	0.59	(3)	0.53
24	0.62	10	0.58	(4)	0.52
23	0.62	9	0.58	(5)	0.51
22	0.62	8	0.58	(6)	0.51
21	0.61	7	0.57	(7)	0.51
20	0.60	6	0.56	(8)	0.50
19	0.60	5	0.55	(9)	0.50
18	0.60	4	0.55	Thereafter	0.49

I Class

For the I Class, the annual all-inclusive fee rate is determined in accordance with the following fee schedule (Year 0 represents the target date year referenced in the fund’s name).

Retirement Income Funds—I Class Fee Schedule

Years to Target Date	All-Inclusive Fee Rate (%)	Years to Target Date	All-Inclusive Fee Rate (%)	Years to Target Date	All-Inclusive Fee Rate (%)
All prior years	0.46	17	0.43	3	0.39
30	0.45	16	0.43	2	0.38
29	0.45	15	0.42	1	0.38
28	0.45	14	0.42	0	0.37
27	0.45	13	0.42	(1)	0.37
26	0.45	12	0.42	(2)	0.37
25	0.44	11	0.42	(3)	0.37
24	0.44	10	0.41	(4)	0.37
23	0.44	9	0.41	(5)	0.36
22	0.44	8	0.41	(6)	0.36
21	0.44	7	0.40	(7)	0.36
20	0.43	6	0.40	(8)	0.35
19	0.43	5	0.39	(9)	0.35
18	0.43	4	0.39	Thereafter	0.34

Differences in the annual all-inclusive fee between certain classes relates to differences in expected shareholder servicing expenses.

For the prior fiscal year, the annual all-inclusive fee rate for the Investor Class was 0.53% and the annual all-inclusive fee rate for the I Class was 0.37%. For the current fiscal year, the annual all-inclusive fee rate for the Investor Class was 0.53% and the annual all-inclusive fee rate for the I Class was 0.37%. The all-inclusive fee is calculated and accrued daily, and it includes investment management services and ordinary, recurring operating expenses, but it does not cover interest; expenses related to borrowings, taxes, and brokerage; nonrecurring, extraordinary expenses; and acquired fund fees and expenses. T. Rowe Price receives management fees from managing the underlying funds, and Price Investment Management, Price International, Price Hong Kong, Price Japan, Price Australia, and/or Price Singapore may receive a portion of the all-inclusive fee that T. Rowe Price receives from those underlying funds for which it serves as investment subadviser. See the underlying funds’ prospectuses and SAI for specific fees associated with investing in the underlying funds.

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A discussion about the factors considered by the fund’s Board of Directors (Board) and its conclusions in approving the fund’s investment management agreement (and any subadvisory agreement, if applicable) is contained in Form N-CSR filed with the SEC for the period ended June 30, and made available on the fund’s website at troweprice.com/prospectus.

MORE INFORMATION ABOUT THE FUND’s INVESTMENT OBJECTIVE(S), strategies, AND RISKS

Investment Objective(s)

The fund seeks to provide monthly income.

The fund’s investment objective(s) constitutes a non-fundamental policy that the Board may change without shareholder approval upon 60 days’ prior written notice to shareholders. The fundamental and non-fundamental policies of the fund are set forth in the SAI.

Principal Investment Strategies

The fund pursues its objective(s) by investing in a diversified portfolio of other T. Rowe Price equity and fixed income mutual funds that represent various asset classes and sectors. The fund’s allocations among underlying T. Rowe Price mutual funds will change over time in relation to its target retirement date.

The following information describes some of the features offered by other T. Rowe Price Retirement Income Funds (Retirement Income Funds). However, this prospectus is only intended to provide complete information about the investment program for this particular fund. The specific investment programs for other funds are described in greater detail in their prospectuses.

Overview of the Retirement Income Funds

The Retirement Income Funds seek to offer a professionally managed investment program designed to simplify the accumulation of assets prior to retirement and the management of those assets after retirement. Each Retirement Income Fund establishes asset allocations that T. Rowe Price considers broadly appropriate to investors at specific stages of their retirement planning, and then each Retirement Income Fund alters the asset mix over time to meet increasingly conservative investment needs.

More About the Fund	17

The Retirement Income Funds assume a retirement age of 65. After a Retirement Income Fund reaches the stated retirement year (target date) indicated in its name, the Retirement Income Fund will continue to “roll down” to a more conservative allocation designed to place greater emphasis on income and reduce investors’ overall risks. About 30 years after its stated retirement year, the Retirement Income Fund will maintain a fixed neutral allocation to equity and fixed income. However, the implementation of the monthly income stream from the fund’s managed payout program begins with the fund’s inception.

For funds that are furthest away from reaching their target retirement date, allocations to equity funds are relatively high so that investors may benefit from their long-term growth potential, while allocations to fixed income funds are relatively low. This approach is designed to help investors accumulate the assets needed during their retirement years. As time elapses and an investor’s assumed retirement date approaches, the Retirement Income Funds’ allocations to equity funds will decrease in favor of fixed income funds. After reaching their target retirement dates, the Retirement Income Funds’ allocations to equity funds will continue decreasing over time in an effort to focus more on higher income and lower risk, which are generally more important to investors managing their assets after they retire. After reaching the target retirement date, the Retirement Income Funds emphasize reducing inflation and longevity risks to support a lifetime withdrawal horizon while still maintaining adequate fixed income allocations to help offset market risk. The Retirement Income Funds’ portfolios are regularly rebalanced to help ensure that they stay true to their glide paths.

To accommodate a wider range of investor preferences and retirement time horizons than is possible with a single fund, the Retirement Income Funds are offered with different target retirement years that offer different combinations of the growth potential of equity securities and the greater income of fixed income securities. Generally, the potential for higher returns over time is accompanied by the higher risk of a decline in the value of your principal.

There is no guarantee the Retirement Income Funds will achieve their goals. The Retirement Income Funds are not a complete solution to the retirement needs of investors. Investors must weigh many factors when considering when to retire, what their retirement needs will be, and what sources of income they may have.

How can I tell if the fund is appropriate?

Consider your estimated retirement date and risk tolerance. The fund is likely to appeal to investors who want to balance a need for a current payout from their assets with the desire to maintain the purchasing power of their payouts and capital over the long term. Pursuant to the fund’s managed payout program, the fund is expected to distribute approximately 5% of the fund’s average net asset value over the trailing five years to shareholders through consistent, monthly distributions. Please refer to the section titled “Managed Payout Program” for more information.

The Retirement Income Funds’ investment programs target a specific retirement date and assume a retirement age of 65. It is expected that an investor will choose a fund whose stated retirement date is closest to the date the investor turns 65. The retirement year assumed for this fund does not represent the year an investor will begin receiving distributions from the fund. Rather, each shareholder will receive a monthly distribution beginning when the shareholder invests. The fund is designed for shareholders who are at or nearing retirement age, but the monthly payments will be distributed to all shareholders in the fund, regardless of age and retirement status.

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Tactical Asset Allocation

As discussed under “Principal Investment Strategies” in the summary section of the prospectus, the allocations to the broad asset classes, and the allocations to sectors and underlying funds used to represent those asset classes, are referred to as “neutral” allocations because they do not reflect any tactical decisions made by T. Rowe Price to overweight or underweight a particular asset class or sector based on its outlook for the global economy and securities markets. Target allocations are set periodically for the fund, and any variance from the neutral allocation can be strategically applied to any sector or combination of underlying funds’ target allocations within a broad asset class or to any single fund in which the fund can invest. The target allocation assigned to a broad asset class (Equity or Fixed Income) is not expected to vary by more than plus or minus 5% from the fund’s predetermined neutral allocation. Due to significant market movements or cash flows, the fund’s actual allocations could at times vary from the neutral allocations by more than this amount. When deciding upon allocations within these prescribed limits, T. Rowe Price may favor bonds or other fixed income securities if the economy is expected to slow sufficiently to hurt corporate profits and T. Rowe Price may favor stocks when strong economic growth is expected. The fund also considers the capacity of an underlying fund to absorb additional cash flow and may at times use derivatives to increase or decrease exposure or invest strategically in an underlying fund for which there is no prescribed neutral allocation.

Overall investments in underlying equity funds are allocated across a variety of sectors. When adjusting exposure among the underlying equity funds, T. Rowe Price considers relative values and prospects among growth- and value-oriented stocks; U.S. and international stocks; and small-, mid-, and large-cap stocks, as well as the outlook for inflation. Overall investments in underlying fixed income funds are generally allocated to a “core” fixed income component and a “diversifying” fixed income component. The core component is designed to establish a lower-volatility baseline profile within the overall fixed income allocation. The core component generally consists of U.S. investment-grade bonds, non-U.S. dollar-denominated investment-grade bonds that are hedged to the U.S. dollar, and bonds that seek to provide consistent positive returns regardless of market cycle and a low correlation with equity markets. The diversifying component is designed to respond to a variety of market conditions and improve risk-adjusted returns for the portfolio. The allocations within the component dynamically evolve as overall equity exposure becomes lower and generally consist of bank loans, high yield bonds, emerging markets bonds, unhedged non-U.S. dollar-denominated bonds, long duration U.S. Treasuries, and shorter-duration inflation protected securities. Although there is no specific neutral allocation to money market securities, the fund may make investments in the T. Rowe Price U.S. Treasury Money Fund to help manage cash flows into and out of the fund and invest new purchases in accordance with the fund’s target allocations, as well as for any tactical allocations to money market securities. The fund typically buys and sells shares of its underlying funds, as appropriate, in order to realign the overall portfolio and remain invested in accordance with its target allocations. However, the fund may at times make investments in the T. Rowe Price Transition Fund (Transition Fund) in order to facilitate transitions between its underlying funds or when rebalancing its allocations among its underlying funds. Although there is no specific neutral allocation to the Transition Fund, the fund may at times maintain a small position in the Transition Fund, which typically invests in a money market fund, when the fund is not actively involved in a transition.

More About the Fund	19

Because the fund gains its exposure to various asset classes and investment styles through investments in its underlying funds, the fund’s investment performance is directly tied to the investment performance of these underlying funds. Underlying funds may be sold for a variety of reasons, including to effect a change in asset allocation, realize gains, limit losses, or redeploy assets into more promising opportunities. In pursuing their investment objectives and programs, each of the underlying funds is permitted to engage in a wide range of investment policies and practices. As a result, shareholders of the fund will be affected by an underlying fund’s investment practices in direct proportion to the amount of assets the fund allocates to the underlying funds pursuing such practices.

The following table gives a brief description of each underlying fund’s investment program. Further information about the underlying funds, including their specific objectives, investment restrictions, and overall investment programs, are described in greater detail in each underlying fund’s prospectus and SAI.

Description of Underlying Funds

Fixed Income/Money Market Funds	Investment Program
Dynamic Credit

Seeks total return through a combination of income and capital appreciation by normally investing at least 80% of its net assets in credit instruments and derivative instruments that are linked to, or provide investment exposure to, credit instruments. The fund has the flexibility to invest across a wide variety of global credit instruments without constraints to particular benchmarks, asset classes, or sectors.

Dynamic Global Bond

Seeks current high income by normally investing at least 80% of its net assets in bonds, and seeks to offer some protection against rising interest rates and provide a low correlation with the equity markets.

Emerging Markets Bond	Seeks high income and capital appreciation by normally investing at least 80% of its net assets in debt securities of emerging market governments or companies located in emerging market countries.
Floating Rate	Seeks high current income and, secondarily, capital appreciation by normally investing at least 80% of its net assets in floating rate loans and floating rate debt securities.
High Yield

Seeks high current income and, secondarily, capital appreciation by normally investing at least 80% of its net assets in a widely diversified portfolio of high yield corporate bonds—often called “junk” bonds.

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Description of Underlying Funds

Fixed Income/Money Market Funds	Investment Program
International Bond	Seeks current income and capital appreciation by normally investing at least 80% of its net assets in foreign bonds.
International Bond (USD Hedged)	Seeks current income and capital appreciation by normally investing at least 80% of its net assets in foreign bonds and typically hedging its foreign currency exposure back to the U.S. dollar.
Limited Duration Inflation Focused Bond

Seeks a level of income consistent with the current rate of inflation by investing at least 80% of its net assets in a diversified portfolio of short- and intermediate-term investment-grade inflation-linked securities. Duration is expected to normally range within plus or minus two years of the duration of the Bloomberg U.S. 1–5 Year Treasury TIPS Index.

New Income	Seeks to maximize total return through income and capital appreciation by investing at least 80% of its net assets in income-producing securities.
U.S. Treasury Long-Term Index	Seeks to track the investment returns of the Bloomberg U.S. Long Treasury Bond Index, which is an index consisting of fixed rate U.S. Treasury securities with maturities of 10 years or more.
U.S. Treasury Money

Managed to provide a stable share price of $1.00. Invests at least 80% of its net assets in U.S. Treasury securities, which are backed by the full faith and credit of the U.S. government, and repurchase agreements for those securities. In addition, the fund operates as a “government money market fund,” which requires it to also invest at least 99.5% of its total assets in cash, U.S. government securities, and/or repurchase agreements that are fully collateralized by government securities or cash.

Description of Underlying Funds

Equity Funds	Investment Program
Emerging Markets Discovery Stock	Seeks long-term growth of capital by normally investing at least 80% of its net assets in stocks issued by companies in emerging markets. The fund takes a value approach to stock selection.
Emerging Markets Stock	Seeks long-term growth of capital by normally investing at least 80% of its net assets in stocks issued by companies in emerging markets. The fund takes a growth approach to stock selection.
Equity Index 500

Seeks to track the performance of the S&P 500 Stock Index®, which measures the investment return of large-capitalization U.S. stocks. Invests in the stocks in the index using a full replication strategy.

Growth Stock	Seeks long-term capital growth by normally investing at least 80% of its net assets in stocks with growth characteristics. The fund generally seeks investments in stocks of large-cap companies.

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Description of Underlying Funds

Equity Funds	Investment Program
Hedged Equity

Seeks long-term capital growth by investing at least 80% of its net assets in equity securities and derivatives that have similar economic characteristics to equity securities or the equity markets. The fund focuses on U.S. large-cap stocks while using hedging strategies designed to mitigate tail risk and provide strong risk-adjusted returns with lower volatility than the overall equity markets.

International Stock	Seeks long-term growth of capital through investments primarily in the common stocks of established non-U.S. companies. The fund takes a growth approach to stock selection.
International Value Equity	Seeks long-term capital growth and current income primarily through investments in non-U.S. stocks, with an emphasis on large-capitalization stocks. The fund takes a value approach to stock selection.
Mid-Cap Growth	Seeks long-term capital appreciation by investing in mid-cap stocks with potential for above-average earnings growth.
Mid-Cap Index

Seeks to track the performance of the Russell Select Midcap Index®, which measures the investment return of mid-capitalization U.S. stocks. Invests in the stocks in the index using a full replication strategy.

Mid-Cap Value	Seeks long-term capital appreciation by investing primarily in mid-size companies that appear to be undervalued.
New Horizons	Seeks long-term capital growth by investing primarily in common stocks of small, rapidly growing companies.
Overseas Stock	Seeks long-term growth of capital through investments in the common stocks of non-U.S. companies. The fund takes a core approach to investing, which provides exposure to both growth and value styles.
Real Assets

Seeks long-term growth of capital by normally investing 80% of its net assets in “real assets” and securities of companies that derive at least 50% of their profits or revenues from, or commit at least 50% of assets to, real assets and activities related to real assets.

Small-Cap Index

Seeks to track the performance of the Russell 2000® Index, which measures the investment return of small-capitalization U.S. stocks. Invests in the stocks in the index using a full replication strategy.

Small-Cap Stock	Seeks long-term capital growth by investing primarily in stocks of small companies. Stock selection may reflect either a growth or value investment approach.
Small-Cap Value	Seeks long-term capital growth by investing primarily in small companies whose common stocks are believed to be undervalued.
U.S. Equity Research

Seeks long-term capital growth by investing primarily in U.S. common stocks. The fund uses a disciplined portfolio construction process to weight each sector and industry approximately the same as the S&P 500 Index.

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Description of Underlying Funds

Equity Funds	Investment Program
U.S. Large-Cap Core

Seeks long-term capital growth by normally investing at least 80% of its net assets in stocks of large-cap U.S. companies. The fund takes a core approach to investing, which does not emphasize either growth or value styles.

Value	Seeks long-term capital appreciation by investing in common stocks believed to be undervalued. Income is a secondary objective.

Description of Underlying Funds
Other	Investment Program
Transition

Seeks the orderly transition of securities and other financial instruments in connection with a transition between the various underlying funds. When the fund is not actively being used to facilitate a portfolio transition, it will seek to preserve principal value by investing up to 100% of its assets in cash, T. Rowe Price money market funds, or other short-term instruments.

The fund concentrates (invests more than 25% of its net assets) in the mutual fund industry by investing substantially all of its assets in other T. Rowe Price Funds.

Managed Payout Program

The fund has adopted a managed payout program pursuant to which it expects to distribute approximately 5% of the fund’s average net asset value over the trailing five years to shareholders through monthly cash distributions that will generally occur mid-month. The monthly cash distribution per share for a given calendar year will generally be calculated as of the previous September 30 and is generally expected to remain constant through the following calendar year. Each shareholder will receive notice of the anticipated monthly payout amounts per share for the upcoming calendar year prior to year-end. This monthly distribution, however, will vary from year to year based on the fund’s performance over the previous five years.

The fund maintains the same investment glide path and underlying fund allocations as the T. Rowe Price Retirement 2025 Fund. Since the fund’s inception and until the fund has five full years of performance history, the historical net asset values and performance of the applicable share class of the T. Rowe Price Retirement 2025 Fund will be utilized to calculate the fund’s monthly payout amounts for the upcoming calendar year. Until the fund has five full years of performance, the actual performance of the fund will gradually replace the T. Rowe Price Retirement 2025 Fund’s historical performance and, in the sixth year of the fund’s operation, the calculation will be based solely on the fund’s performance.

Fund Distributions The fund’s twelve monthly distribution amounts are expected to be paid in cash to shareholders, as opposed to reinvested. Because the monthly distributions per share are expected to remain fixed during a calendar year, shareholders are expected to receive twelve equal monthly payments over the course of the calendar year, unless the number of fund shares they hold changes due to purchases or redemptions.

More About the Fund	23

The fund’s managed payout program is not designed to generate, and is not expected to result in, distributions that equal a fixed percentage of the fund’s current net asset value per share or a fixed percentage of a shareholder’s current account value. Instead, shareholders are expected to receive a monthly distribution based on the number of shares a shareholder owns on the record date—the date that establishes you as the person to receive the upcoming distribution—and the fund’s monthly performance over the previous five years. The previous five years of performance are used in order to increase the relative predictability and relative stability of distributions to shareholders from year to year.

The fund’s Board may change the managed payout program without a shareholder vote if the Board determines such a change would be in the best interest of shareholders.

Tax Considerations The fund generally expects to distribute to shareholders substantially all of its net income (e.g., interest and dividends) as well as substantially all of its net long-term and short-term capital gains (e.g., from the sale of its holdings or distributions from other funds it holds). In addition, due to the nature of its managed payout program, the fund may make distributions that are treated as a return of capital. Shareholders who receive periodic distributions consisting of a return of capital may be under the impression that they are receiving net profits when they are not. A return of capital is a distribution from the shareholder’s investment principal, rather than net profits from the fund’s returns. Shareholders should not assume that the source of a distribution from the fund is net profit.

Following each monthly distribution, the fund will notify you (or your financial intermediary if you invest in the fund through a financial intermediary) an estimated breakdown of the sources of the per-share distribution. At the end of the year, the fund may be required by law to recharacterize distributions for the year among ordinary income, capital gains, and return of capital (if any) for purposes of tax reporting to shareholders. Accordingly, an additional distribution may be made in December in order to comply with applicable law, and the amount of such additional distribution, which may include additional return of capital, may be substantially larger than the amount of each monthly distribution. In the same way you are notified of the estimated sources of the monthly distributions, you will be notified shortly after the end of the year of the sources of the per-share distributions made during the year as determined after any additional distribution is made in December. The information on distributions by source for the entire calendar year is also provided to you on Form 1099-DIV, if applicable. The fund is designed with the expectation that the twelve scheduled monthly distributions will be paid in cash but that any additional (e.g., thirteenth) distributions will be automatically reinvested in additional fund shares. Accordingly, the fund will generally automatically reinvest any thirteenth or other additional distribution in additional fund shares. These additional shares can then be redeemed under the same terms and conditions as any other shares of the fund.

Special tax rules apply if you are investing in the fund through certain tax-deferred retirement accounts, such as an IRA. The fund’s distributions are not designed to comply with or satisfy any required minimum distribution rules applicable to retirement accounts, and shareholders receiving cash distributions from the fund within such accounts will need to consider the distributions, as appropriate, in the computation of their annual required minimum distribution amount.

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Principal Risks

The performance and risks of the fund will directly correspond to the performance and risks of the asset classes and underlying funds in which it invests. By seeking to be broadly diversified, the fund has partial exposure to the risks to each of those asset classes.

The principal risks associated with the fund’s principal investment strategies, which may be even greater in unfavorable or uncertain market conditions, include the following:

Managed payout program: The amount of monthly income provided by the fund’s managed payout program is not guaranteed, the monthly amount will generally vary from year to year, and the level of income may fail to keep pace with the rate of inflation. It is expected that the fund’s monthly distributions will change from one year to the next because the monthly distribution amount established for a calendar year is based on historical monthly performance over the previous five years. As a result, the dollar amount of the fund’s monthly cash distributions could increase or decrease substantially from one year to the next and over time depending on, among other things, the overall performance of the financial markets, the allocation of the fund’s assets across different asset classes and sectors, the performance of the fund’s investment strategies and its underlying funds, and the amount and timing of prior distributions by the fund.

It is anticipated that the fund will continue to make monthly distributions under its managed payout program regardless of the fund’s investment performance. Since these distributions will be made from fund assets and shareholders are generally not expected to reinvest monthly distributions in additional fund shares, the fund’s monthly distributions will reduce the amount of assets available for investment by the fund. In certain years, achieving the targeted annual payout rate through twelve equal monthly payments may result in a drawdown on investment principal. It is possible for the fund to suffer significant investment losses while simultaneously experiencing asset reductions as a result of shareholder redemptions and/or its monthly distributions to shareholders. Any fund redemptions, including redemptions made prior to the target date, will proportionately reduce the amount of future cash distributions to be received from the fund. For all of these reasons, there is no guarantee of principal for investors and no guarantee that the fund will provide a fixed or stable level of cash distributions at any time or over any particular period of time. In addition, even if the fund’s assets increase, it is possible that such growth will be insufficient for the fund to maintain the amount of its scheduled distributions without returning capital to shareholders. A return of capital distribution is generally not taxable immediately to a shareholder, but it reduces a shareholder’s cost basis in the fund and any return of capital in excess of the cost basis could result in a capital gain.

While the managed payout program is designed to provide an income stream for shareholders who are at or nearing retirement, the income provided by the fund is not intended to satisfy any required minimum distributions applicable to retirement accounts. Finally, the fund’s shareholders are subject to the risk that the managed payout program may change at any time, without shareholder approval.

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Active management/Asset allocation: The performance and risks of the fund will directly correspond to the performance and risks of the underlying funds in which it invests. By investing in many underlying funds, which represent different asset classes, sectors, and investment styles, the fund has partial exposure to the risks associated with such asset classes, sectors, and investment styles. The selection of the underlying funds and the allocation of the fund’s assets among the various asset classes, sectors, and investment styles could cause the fund to underperform the broad markets, relevant indices, or other funds with a similar benchmark or investment program. The fund’s overall risk is increased to the extent the fund invests in underlying funds that carry greater risks, and any decisions to underweight or overweight particular underlying funds based on the adviser’s outlook for market conditions could fail to produce the intended results and cause the fund to lag relevant benchmarks or similarly managed funds.

Investments in other funds: As a fund of funds, the fund is subject to the risks of the performance and execution of the investment programs of its underlying funds. The fund does not control the investments of the underlying funds, which may implement their investment strategies in a manner not anticipated by the fund. Poor security selection by an underlying fund could cause that underlying fund to underperform relevant benchmarks or other funds with similar investment objectives, which in turn could cause the fund to underperform similarly managed funds. Although T. Rowe Price also serves as the investment adviser of the underlying funds in which the fund invests, an underlying fund may change its investment program or policies without the fund’s approval, which could force the fund to reduce or eliminate its allocation to the underlying fund at an unfavorable time.

Market conditions: The value of investments held by the fund may decline, sometimes rapidly or unpredictably, due to factors affecting certain issuers, particular industries or sectors, or the overall markets. Rapid or unexpected changes in market conditions could cause the fund to liquidate its holdings at inopportune times or at a loss or depressed value. The value of a particular holding may decrease due to developments related to that issuer, but also due to general market conditions, including real or perceived economic developments, such as changes in interest rates, credit quality, inflation, or currency rates, or generally adverse investor sentiment. The value of a holding may also decline due to factors that negatively affect a particular industry or sector, such as labor shortages, increased production costs, or competitive conditions. In addition, local, regional, or global events such as war, military conflict, acts of terrorism, political and social unrest, regulatory changes, recessions, tariffs and shifts in monetary or trade policies, natural or environmental disasters, and the spread of infectious diseases or other public health issues could have a significant negative impact on securities markets and the fund’s investments. Any of these events may lead to unexpected suspensions or closures of securities exchanges; travel restrictions or quarantines; business disruptions and closures; inability to obtain raw materials, supplies, and component parts; reduced or disrupted operations for the fund’s service providers or issuers in which the fund invests; and an extended adverse impact on global market conditions. Government intervention (including sanctions) in markets may impact interest rates, market volatility, and security pricing. The occurrence of any of these events could adversely affect the economies (including through changes in business activity and increased unemployment) and financial markets of specific countries or worldwide.

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Fixed income exposure: The market prices of bonds and other debt instruments owned by an underlying fixed income fund may go up or down, sometimes rapidly or unpredictably. An underlying fund’s investments may decline in value due to factors affecting the overall fixed income markets or particular industries or sectors. The value of a holding may decline due to developments related to a particular issuer, but also due to general fixed income conditions, including real or perceived adverse economic developments, such as changes in interest rates, credit quality, inflation, or currency rates, or generally adverse investor sentiment. The value of a holding may also decline due to factors that negatively affect a particular industry, such as labor shortages, increased production costs, or competitive conditions. An underlying fixed income fund may experience heavy redemptions that could cause it to liquidate its assets at inopportune times or at a loss or depressed value.

Equity exposure: An underlying equity fund’s share price can fall because of weakness in the overall stock markets, a particular industry, or specific holdings. Stock markets as a whole can be volatile and decline for many reasons, such as adverse local, regional, or global political, regulatory, or economic developments; changes in investor psychology; or heavy selling at the same time by major institutional investors in the market, such as mutual funds, pension funds, and banks. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the adviser’s assessment of companies whose stocks are held by an underlying fund may prove incorrect, resulting in losses or poor performance, even in rising markets. The fund’s overall exposure to certain investment styles or market capitalizations may limit its potential for appreciation when other investment styles or market capitalizations are in favor.

Foreign investing: Underlying funds with exposure to foreign investments carry greater risk because non-U.S. securities may lose value because of declining foreign currencies or adverse local, political, social, and economic developments such as war, natural disasters, public health emergencies, labor strikes, political instability, hyperinflation, currency devaluations, and overdependence on particular industries; government interference in markets such as nationalization and exchange controls, expropriation of assets, restrictions on foreign ownership or imposition of punitive taxes; and the imposition of international trade and capital flow barriers and other protectionist, repatriation, or retaliatory measures. Securities of non-U.S. issuers (including depositary receipts and other instruments that represent interests in a non-U.S. issuer) tend to be more volatile than U.S. securities and are subject to trading markets with lower overall liquidity and trading volume. The fund could experience losses based solely on the weakness of foreign currencies in which the fund’s holdings are denominated versus the U.S. dollar, and changes in the exchange rates between such currencies and the U.S. dollar. Any attempts to hedge currency risk could be unsuccessful, and it is difficult to hedge the currency risks of many emerging markets countries. In addition, investments outside the U.S. are subject to settlement practices and regulatory and financial reporting standards that differ from those of the U.S. Non-U.S. securities may receive less coverage than U.S. securities by market analysts and the financial press, and may provide financial information less frequently or to a lesser extent. Furthermore, trading in foreign markets generally involves higher transaction costs than trading in U.S. markets. A foreign trading market may close for national holidays or without warning for extended time periods, or may have different clearance and settlement procedures, causing delays and preventing the fund from buying or selling securities in that market. Investments in emerging market countries are subject to greater risk and overall volatility than investments other developed markets.

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Emerging markets: Underlying funds that have exposure to investments in emerging markets generally carry more risk than underlying funds that invest strictly in the U.S. and other developed markets. Investments in emerging markets are subject to the risk of abrupt and severe price declines. The economic and political structures of emerging market countries, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. These economies are less developed, can be overly reliant on particular industries and are more vulnerable to the ebb and flow of international trade, trade barriers, and other protectionist or retaliatory measures. Governments in many emerging market countries participate to a significant degree in their economies and securities markets. As a result, investments by an underlying fund may be restricted and subject to greater government control, including repatriation of sales proceeds. Emerging market securities exchanges are more likely to experience problems with the clearing and settling of trades, as well as the custody of holdings by local banks, agents, and depositories. In addition, the accounting standards in emerging market countries may be unreliable and could present an inaccurate picture of a company’s finances. Some countries have histories of instability and upheaval that could cause their governments to act in a detrimental or hostile manner toward private enterprise or foreign investment. The volatility of emerging markets may be heightened by the actions (such as significant buying or selling) of a few major investors. For example, substantial increases or decreases in cash flows of funds investing in these markets could significantly affect local securities prices and, therefore, could cause fund share prices to decline.

Interest rates: The prices of bonds and other fixed income securities typically increase as interest rates fall, and prices typically decrease as interest rates rise (bond prices and interest rates usually move in opposite directions). Prices could fall because the holdings in an underlying bond fund’s portfolio become less attractive to other investors when securities with higher yields become available. Generally, underlying funds with longer weighted average maturities (i.e., an average of the maturities of the underlying debt instruments, “weighted” by the percentage of the fund’s assets that it represents) and durations (i.e., the measure of the price sensitivity of a fund to changes in interest rates) have greater interest rate risk. As a result, in a rising interest rate environment, the net asset value of an underlying fund with a longer weighted average maturity or duration typically decreases at a faster rate than the net asset value of an underlying fund with a shorter weighted average maturity or duration. While a rise in interest rates is the principal source of interest rate risk for bond funds, falling rates bring the possibility that a bond may be called, or redeemed before maturity, and that the proceeds may need to be reinvested in lower-yielding securities. The prices and yields of inflation-linked bonds will fluctuate in response to changes in “real” interest rates, which represent nominal interest rates reduced by the expected impact of inflation. In addition, the discontinuation and replacement of a benchmark rate may have a significant impact on the financial markets and may adversely impact an underlying fund’s performance. Extremely low or negative interest rates may increase an underlying fund’s susceptibility to interest rate risk and reduce the fund’s yield. An elevated inflation environment may heighten risks associated with rising interest rates. As a result, rapid changes in interest rates may increase the fund’s overall exposure to interest rate risk.

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Prepayments and extensions: Underlying funds that invest in mortgage-backed securities, certain asset-backed securities, and other debt instruments that have embedded call options can be negatively impacted when interest rates fall because borrowers tend to refinance and prepay principal. Receiving increasing prepayments in a falling interest rate environment causes the average maturity of the underlying fund’s portfolio to shorten, reducing its potential for price gains. It also requires the fund to reinvest proceeds at lower interest rates, which reduces the fund’s total return and yield, and could result in a loss if bond prices fall below the level that the fund paid for them. A rise in interest rates or lack of refinancing opportunities can result in extension risk, which causes the weighted average maturity of an underlying fund’s portfolio to lengthen unexpectedly due to a drop in expected prepayments of mortgage-backed securities, asset-backed securities, and callable debt instruments. This would increase an underlying fund’s sensitivity to rising interest rates and its potential for price declines.

Credit quality: An issuer of a debt instrument held by an underlying fund could default (fail to make scheduled interest or principal payments), potentially reducing the underlying fund’s income and share price. Credit risk is increased when portfolio holdings are downgraded, or the perceived financial condition of an issuer deteriorates. Holdings with an investment-grade rating should have a relatively low risk of encountering financial problems and a relatively high probability of future payments. However, holdings rated below investment grade are more susceptible to adverse economic conditions than other investment-grade holdings and may have speculative characteristics. Holdings rated below investment grade should be regarded as speculative because their issuers may be more susceptible to financial setbacks and recession than more creditworthy issuers (commonly referred to as “junk”).

Market capitalization: Different market capitalizations tend to shift into and out of favor depending on market conditions and investor sentiment. Because the fund invests in certain stock funds that emphasize investments in small-cap stocks, mid-cap stocks, and large-cap stocks, the fund’s share price could be negatively affected if a market capitalization falls out of favor, and its potential for appreciation could be limited when one market capitalization is in favor over the other. The fund’s overall stock market risk is increased to the extent it has exposure to small- and mid-cap stocks. Small- and mid-cap companies often have narrower product lines, more limited financial resources, and management that may lack depth and experience. Small-cap companies seldom pay significant dividends that could help to cushion returns in a falling market. Although stocks issued by larger companies tend to have less overall volatility than stocks issued by smaller companies, large-cap companies may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods. In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes and may suffer sharper price declines as a result of earnings disappointments.

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Investment style: Different investment styles tend to shift into and out of favor depending on market conditions and investor sentiment. Because the fund invests in certain stock funds that emphasize a growth approach to investing and certain stock funds that emphasize a value approach to investing, the fund’s potential for appreciation could be limited when one investment style is in favor over the other. Growth stocks tend to be more volatile than other types of stocks, and their prices may fluctuate more dramatically than the overall stock market. A stock with growth characteristics can have sharp price declines due to decreases in current or expected earnings and may lack dividends that can help cushion its share price in a declining market. Value stocks carry the risk that the market will not recognize a security’s intrinsic value for a long time (or at all) or that a stock judged to be undervalued may be appropriately priced. Although value stocks tend to be inexpensive relative to their earnings, they can continue to be inexpensive for long periods of time and may not ever realize their full value.

Inflation: During periods of low or declining inflation, the fund’s investments in underlying bond funds that invest in inflation protected securities and other inflation-linked securities could cause the fund to underperform other funds that invest in bond funds that do not invest heavily in such securities. When inflation is low, declining, or negative, the principal and income of an inflation-linked security will decline and could result in losses for the underlying fund. An underlying stock fund’s attempts at investing in companies that offer some protection from accelerating inflation could lessen relative returns and cause the fund to underperform similarly managed stock funds. Even if the underlying fund’s investments may respond well to long-term inflation, they may not respond quickly to short-term increases in inflation. Further, an ongoing period of high inflation may place other strains on the economy that depress the prices of all stocks, even those of companies that typically benefit from high or rising inflation.

Liquidity: An underlying fund may not be able to meet requests to redeem shares issued by the fund without significant dilution of the remaining shareholders’ interests in the fund. In addition, an underlying fund may not be able to sell a holding in a timely manner at a desired price. Sectors of the bond market can experience sudden downturns in trading activity. During periods of reduced market liquidity, the spread between the price at which a security can be bought and the price at which it can be sold can widen, and an underlying fund may not be able to sell a holding readily at a price that reflects what the underlying fund believes it should be worth. Securities with lower overall liquidity can also become more difficult to value. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional broker-dealers to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where selling activity from fixed income investors may be higher than normal, potentially causing increased supply in the market. To meet redemption requests during periods of illiquidity, an underlying fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions.

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Bank loans: Underlying funds that invest in bank loans expose the fund to additional credit risk and other risks beyond those normally associated with bonds and more traditional debt instruments. Bank loans often have contractual restrictions on resale. These restrictions can delay or impede an underlying fund’s ability to sell loans and may adversely affect the price that can be obtained. Loans and unlisted securities are typically less liquid than securities traded on national exchanges. The secondary market for loans may be subject to irregular trading activity and extended settlement periods, and the liquidity of bank loans can vary significantly over time. During periods of infrequent trading, valuing a bank loan can be more difficult and buying or selling a loan at an acceptable price may not be possible or may be delayed. In addition, loans are not registered under the federal securities laws like stocks and bonds, so investors in loans have less protection against improper practices than investors in registered securities.

Cybersecurity breaches: The fund may be subject to operational and information security risks resulting from breaches in cybersecurity. Cybersecurity breaches may involve deliberate attacks and unauthorized access to the digital information systems (for example, through “hacking” or malicious software coding) used by the fund, its investment adviser and subadviser(s) (as applicable), or its service providers but may also result from outside attacks such as denial-of-service attacks, which are efforts to make network services unavailable to intended users. These breaches may, among other things, result in financial losses to the fund and its shareholders, cause the fund to lose proprietary information, disrupt business operations, or result in the unauthorized release of confidential information. Further, cybersecurity breaches involving the fund’s service providers, financial intermediaries, trading counterparties, or issuers in which the fund invests could subject the fund to many of the same risks associated with direct breaches.

Additional Investment Management Practices

The fund may employ additional investment management practices as described in this section. The fund’s investments may be subject to further restrictions and risks described in the SAI, which contains more detailed information about the fund and its investments, operations, and expenses.

Futures

The fund may also buy and sell futures contracts (thereby taking long or short positions, as appropriate). Investments involving futures would typically be used to manage cash flows efficiently, remain fully invested, or facilitate asset allocation and rebalancing.

The fund would typically use stock index futures and interest rate futures that are traded on an exchange. To the extent the fund buys and sells futures contracts, it is potentially exposed to greater volatility than investing directly in stock and bond funds. Futures can experience reduced liquidity and become difficult to value, particularly during significant market events. While the fund would typically use stock index futures and interest rate futures that are traded on an exchange, the use of any instruments that are traded over the counter as opposed to through an exchange are also subject to the risk that a counterparty to the transaction will fail to meet its obligations under the contract.

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Reserve Position

The fund may maintain a portion of its assets in reserves, which can consist of short-term, high-quality U.S. dollar-denominated money market securities or shares of the T. Rowe Price U.S. Treasury Money Fund. If the fund has significant holdings in reserves, the fund’s ability to achieve its objective(s) could be compromised.

Temporary Defensive Position

The adviser may assume a temporary defensive position for the fund in order to respond to adverse market, economic, political, or other conditions, such as to provide flexibility in satisfying significant redemption activity, managing flows into or out of the fund, or paying expenses. The temporary defensive position may be inconsistent with the fund’s principal investment objective(s) and/or strategies, which may impact the fund’s returns or its ability to achieve its investment objective(s). For temporary defensive purposes, the fund may hold a greater amount of assets in reserves than normal or invest without limit in cash or other liquid instruments.

Borrowing Money and Transferring Assets

The fund may borrow from banks, other persons, and other T. Rowe Price Funds for temporary or emergency purposes, to facilitate redemption requests, or for other purposes consistent with the fund’s policies as set forth in this prospectus and the SAI. Such borrowings may be collateralized with the fund’s assets, subject to certain restrictions.

Borrowings may not exceed 33⅓% of the fund’s total assets. This limitation includes any borrowings for temporary or emergency purposes, applies at the time of the transaction, and continues to the extent required by the Investment Company Act of 1940.

Portfolio Turnover

The fund’s portfolio turnover rate has historically been relatively low. The fund will purchase or sell holdings to (i) accommodate purchases and sales of the fund’s holdings and (ii) maintain or modify the allocation of the fund’s assets among the underlying funds within the percentage limits described earlier. The fund’s portfolio turnover rates are shown in the Financial Highlights table.

Financial Highlights

The Financial Highlights table, which provides information about each class’ financial history that was in operation at the end of the prior fiscal year, is based on a single share outstanding throughout the periods shown. The table is part of the fund’s financial statements, which are included in its Form N-CSR and are incorporated by reference into the SAI (available upon request). The fund’s total returns may be higher or lower than the investment results of the individual underlying T. Rowe Price Funds. The financial statements were audited by the fund’s independent registered public accounting firm, PricewaterhouseCoopers LLP.

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FINANCIAL HIGHLIGHTS	For a share outstanding throughout each period

Investor Class
	Year Ended	1/17/24(1) Through 12/31/24
NET ASSET VALUE
Beginning of period	$10.54	$10.00

Investment activities
Net investment income(2)(3)	0.33	0.29
Net realized and unrealized gain/loss	1.01	0.86
Total from investment activities	1.34	1.15

Distributions
Net investment income	(0.42)	(0.40)
Net realized gain	(0.25)	(0.20)
Tax return of capital	(0.08)	(0.01)
Total distributions	(0.75)	(0.61)

NET ASSET VALUE
End of period	$11.13	$10.54

Ratios/Supplemental Data
Total return(3)(4)(5)	13.03%	11.63%

Ratios to average net assets:(3)
Gross expenses before payments by Price Associates(5)	0.53%	0.54%
Net expenses after payments by Price Associates(5)	0.53%	0.54%
Net investment income(5)	3.00%	2.86%
Portfolio turnover rate(5)	29.6%	39.6%
Net assets, end of period (in thousands)	$5,166	$2,470

(1)	Inception date
(2)	Per share amounts calculated using average shares outstanding method.
(3)	Includes the impact of expense-related arrangements with Price Associates.
(4)	Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions, and payment of no redemption or account fees, if applicable. Total return is not annualized for periods less than one year. The fund’s total return may be higher or lower than the investment results of the individual underlying Price Funds.
(5)	Reflects the activity of the fund, and does not include the activity of the underlying Price Funds. However, investment performance of the fund is directly related to the investment performance of the underlying Price Funds in which it invests.
(6)	Annualized

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FINANCIAL HIGHLIGHTS	For a share outstanding throughout each period

I Class
	Year Ended	1/17/24(1) Through 12/31/24
NET ASSET VALUE
Beginning of period	$10.56	$10.00

Investment activities
Net investment income(2)(3)	0.39	0.38
Net realized and unrealized gain/loss	0.97	0.79
Total from investment activities	1.36	1.17

Distributions
Net investment income	(0.42)	(0.40)
Net realized gain	(0.25)	(0.20)
Tax return of capital	(0.08)	(0.01)
Total distributions	(0.75)	(0.61)

NET ASSET VALUE
End of period	$11.17	$10.56

Ratios/Supplemental Data
Total return(3)(4)(5)	13.18%	11.81%

Ratios to average net assets:(3)
Gross expenses before payments by Price Associates(5)	0.37%	0.38%
Net expenses after payments by Price Associates(5)	0.37%	0.38%
Net investment income(5)	3.54%	3.67%
Portfolio turnover rate(5)	29.6%	39.6%
Net assets, end of period (in thousands)	$16,590	$3,296

(1)	Inception date
(2)	Per share amounts calculated using average shares outstanding method.
(3)	Includes the impact of expense-related arrangements with Price Associates.
(4)	Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions, and payment of no redemption or account fees, if applicable. Total return is not annualized for periods less than one year. The fund’s total return may be higher or lower than the investment results of the individual underlying Price Funds.
(5)	Reflects the activity of the fund, and does not include the activity of the underlying Price Funds. However, investment performance of the fund is directly related to the investment performance of the underlying Price Funds in which it invests.
(6)	Annualized

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DISCLOSURE OF FUND PORTFOLIO INFORMATION

Most T. Rowe Price Funds disclose their portfolio holdings periodically on troweprice.com. A description of the policies and procedures with respect to the disclosure of portfolio holdings and other portfolio information for the T. Rowe Price Funds is available in the SAI.

Information About Accounts in T. Rowe Price Funds	3

The following policies and procedures generally apply to Investor Class, I Class, Advisor Class, R Class, and Z Class accounts in the T. Rowe Price Funds. The front cover and Section 1 of this prospectus indicate which share classes are available for the fund.

INVESTING WITH T. ROWE PRICE

This section of the prospectus explains the basics of investing with T. Rowe Price and describes some of the different share classes that may be available. Certain share classes can be held directly with T. Rowe Price, while other share classes typically must be held through a financial intermediary, such as broker-dealers, banks, insurance companies, retirement plan recordkeepers, and investment advisers.

aVAILABLE SHARE CLASSES

Each class of a fund’s shares represents an interest in the same fund with the same investment program and investment policies. However, each class is designed for a different type of investor and has a different cost structure primarily due to shareholder services or distribution arrangements that may apply only to that class. For example, certain classes may make payments to financial intermediaries for various administrative services they provide (commonly referred to as administrative fee payments) and/or make payments to certain financial intermediaries for distribution of the fund’s shares (commonly referred to as 12b-1 fee payments). Determining the most appropriate share class depends on many factors, including how much you plan to invest, whether you are investing directly in the fund or through a financial intermediary, and whether you are investing on behalf of a person or an organization.

This section generally describes the differences between Investor Class, I Class, Advisor Class, R Class, and Z Class shares. This section does not describe the policies that apply to accounts in T. Rowe Price Institutional Funds and certain other types of funds. Policies for these other funds are described in their respective prospectuses, and all types of T. Rowe Price Funds and available share classes are described more fully in the funds’ SAI. While many T. Rowe Price Funds are offered in more than one share class, not all funds offer all of the share classes described in this section.

Investor Class

A T. Rowe Price Fund that does not include the term “institutional” or indicate a specific share class as part of its name is considered to be the Investor Class of that fund. The Investor Class is available to individual investors, institutions, and a wide variety of other types of investors. The Investor Class may be purchased directly from T. Rowe Price or through a retirement plan or financial intermediary. The Investor Class does not impose a sales charge and does not make any 12b-1 fee payments to financial intermediaries but may make administrative fee payments at an annual rate of up to 0.15% of the class’ average daily net assets. In addition, you may also incur brokerage commissions and other charges when buying or selling Investor Class shares through a financial intermediary. For investors holding the Investor Class through the T. Rowe Price® ActivePlus Portfolios program, the terms and conditions of the program will be applicable.

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I Class

The I Class may be purchased directly from T. Rowe Price or through a retirement plan or a financial intermediary. The I Class does not impose sales charges and does not make any administrative fee payments or 12b-1 fee payments to financial intermediaries. However, you may incur brokerage commissions and other charges when buying or selling I Class shares through a financial intermediary.

The I Class requires a $500,000 minimum initial investment per fund per account registration, although the minimum generally is waived or reduced for financial intermediaries, eligible retirement plans, certain accounts for which T. Rowe Price or its affiliates have discretionary investment authority, and certain other accounts.

Certain qualifying accounts are eligible to invest in the I Class at a lower investment minimum through programs available to investors holding their accounts directly with T. Rowe Price, including, but not limited to, programs for which T. Rowe Price or its affiliates have discretionary authority. For investors eligible for the I Class through such programs, the terms and conditions, including applicable minimums, of the respective program will apply. Certain accounts, including most T. Rowe Price Brokerage sweep accounts and small business retirement plans with more than one participant that are held directly with T. Rowe Price, are not eligible to invest in the I Class, regardless of account balance.

Advisor Class

The Advisor Class is designed to be sold through various financial intermediaries, such as broker-dealers, banks, insurance companies, retirement plan recordkeepers, and advisers. The Advisor Class must be purchased through an eligible financial intermediary (except for certain retirement plans held directly with T. Rowe Price). The Advisor Class does not impose sales charges but may make 12b-1 fee payments at an annual rate of up to 0.25% of the class’ average daily net assets and may also separately make administrative fee payments at an annual rate of up to 0.15% of the class’ average daily net assets. You may also incur other fees or charges when buying or selling Advisor Class shares through a financial intermediary.

The Advisor Class requires an agreement between the financial intermediary and T. Rowe Price to be executed prior to investment. Purchases of Advisor Class shares for which the required agreement with T. Rowe Price has not been executed or that are not made through an eligible financial intermediary are subject to rejection or cancellation without prior notice to the financial intermediary or investor, and accounts that are no longer eligible for the Advisor Class (including any accounts that are no longer serviced by a financial intermediary or for which the financial intermediary does not accept or assess 12b-1 fee payments) may be converted to the Investor Class following notice to the financial intermediary or investor.

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R Class

The R Class is designed to be sold through financial intermediaries for employer-sponsored defined contribution retirement plans and certain other retirement accounts. The R Class must be purchased through an eligible financial intermediary (except for certain retirement plans held directly with T. Rowe Price). The R Class does not impose sales charges but may make 12b-1 fee payments at an annual rate of up to 0.50% of the class’ average daily net assets and may also separately make administrative fee payments at an annual rate of up to 0.15% of the class’ average daily net assets. You may also incur other fees or charges when buying or selling R Class shares through a financial intermediary.

The R Class requires an agreement between the financial intermediary and T. Rowe Price to be executed prior to investment. Purchases of R Class shares for which the required agreement with T. Rowe Price has not been executed or that are not made through an eligible financial intermediary are subject to rejection or cancellation without prior notice to the financial intermediary or investor, and accounts that are no longer eligible for the R Class (including any accounts that are no longer serviced by a financial intermediary or for which the financial intermediary does not accept or assess 12b-1 fee payments) may be converted to the Investor Class or Advisor Class following notice to the financial intermediary or investor.

Z Class

The Z Class is only available to funds managed by T. Rowe Price and other advisory clients of T. Rowe Price or its affiliates that are subject to a contractual fee for investment management services. There is no minimum initial investment and no minimum for additional purchases. The Z Class does not impose sales charges and does not make any administrative fee payments or 12b-1 fee payments to financial intermediaries.

DISTRIBUTION AND SHAREHOLDER SERVICING FEEs

Administrative Fee Payments (Investor Class, Advisor Class, and R Class)

Certain financial intermediaries perform recordkeeping and administrative services for their clients that would otherwise be performed by the funds’ transfer agent. Investor Class, Advisor Class, and R Class shares may make administrative fee payments to retirement plan recordkeepers, broker-dealers, and other financial intermediaries (at an annual rate of up to 0.15% of the class’ average daily net assets) for transfer agency, recordkeeping, and other administrative services that they provide on behalf of the funds. These administrative services may include maintaining account records for each customer; transmitting purchase and redemption orders; delivering shareholder confirmations, statements, and tax forms; and providing support to respond to customers’ questions regarding their accounts. Except for funds that pay an annual all-inclusive fee, these separate administrative fee payments are reflected in the “Other expenses” line that appears in the table titled “Fees and Expenses of the Fund” in Section 1 of this prospectus.

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12b-1 Fee Payments (Advisor Class and R Class)

Mutual funds are permitted to adopt a 12b-1 plan to pay certain expenses associated with the distribution of the fund’s shares out of the fund’s assets. Each fund offering Advisor Class and/or R Class shares has adopted a 12b-1 plan under which those classes may make payments (for the Advisor Class, at an annual rate of up to 0.25% of the class’ average daily net assets and, for the R Class, at an annual rate of up to 0.50% of the class’ average daily net assets) to various financial intermediaries, such as broker-dealers, banks, insurance companies, retirement plan recordkeepers, and investment advisers, for distribution and/or shareholder servicing of the Advisor Class and R Class shares. The 12b-1 plans provide for the class to pay such fees to the fund’s distributor and for the distributor to then pay such fees to the financial intermediaries that provide services for the class and/or make the class available to investors.

For the Advisor Class, distribution payments may include payments to financial intermediaries for making the Advisor Class shares available to their customers (for example, providing the fund with “shelf space” or inclusion on a “preferred list” or “supermarket” platform). For the R Class, distribution payments may include payments to financial intermediaries for making the R Class shares available as investment options to retirement plans and retirement plan participants, assisting plan sponsors in conducting searches for investment options, and providing ongoing monitoring of investment options.

Shareholder servicing payments under the plans may include payments to financial intermediaries for providing shareholder support services to existing shareholders of the Advisor Class and R Class. These payments may be more or less than the costs incurred by the financial intermediaries. Because the fees are paid from the Advisor Class or R Class net assets on an ongoing basis, they will increase the cost of your investment over time. In addition, payments of 12b-1 fees may influence your financial adviser’s recommendation of the fund or of any particular share class of the fund. Payments of 12b-1 fees are reflected in the “Distribution and service (12b-1) fees” line that appears in the table titled “Fees and Expenses of the Fund” in Section 1 of this prospectus.

Additional Compensation to Financial Intermediaries

In addition to the administrative fee payments made by the Investor Class, Advisor Class, and R Class and the 12b-1 payments made by the Advisor Class and R Class, T. Rowe Price or its affiliates will, at their own expense and out of their own profits, provide compensation to certain financial intermediaries that have sold shares of or provide shareholder or other services to the T. Rowe Price Funds, commonly referred to as revenue sharing. These payments may be in the form of asset-based, transaction-based, or flat payments. These payments are used to compensate financial intermediaries for distribution and shareholder servicing activities, including subaccounting, sub-transfer agency, or other services. Some of these payments may include expense reimbursements and meeting and marketing support payments (out of T. Rowe Price’s or its affiliates’ own resources and not as an expense of the funds) to financial intermediaries, such as broker-dealers, banks, insurance companies, retirement plan recordkeepers, and investment advisers, in connection with the sale, distribution, marketing, and/or servicing of the T. Rowe Price Funds. The SAI provides more information about these payment arrangements.

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The receipt of, or the prospect of receiving, these payments and expense reimbursements from T. Rowe Price or its affiliates may influence financial intermediaries, plan sponsors, and other third parties to offer or recommend T. Rowe Price Funds over other investment options for which an intermediary does not receive additional compensation (or receives lower levels of additional compensation). In addition, financial intermediaries that receive these payments and/or expense reimbursements may elevate the prominence of the T. Rowe Price Funds by, for example, placing the T. Rowe Price Funds on a list of preferred or recommended funds and/or providing preferential or enhanced opportunities to promote the T. Rowe Price Funds in various ways. Since these additional payments are not paid by a fund directly, these arrangements do not increase fund expenses and will not change the price that an investor pays for shares of the T. Rowe Price Funds or the amount that is invested in a T. Rowe Price Fund on behalf of an investor. You may ask your financial intermediary for more information about any payments they receive from T. Rowe Price or its affiliates.

Comparison of Distribution and Shareholder Servicing Fees

The following table summarizes the distribution and service (12b-1) fee and administrative fee arrangements applicable to each class based on its average daily net assets.

Class	12b-1 Fee Payments	Administrative Fee Payments
Investor Class	None	Up to 0.15% per year
I Class	None	None
Advisor Class	Up to 0.25% per year	Up to 0.15% per year
R Class	Up to 0.50% per year	Up to 0.15% per year
Z Class	None	None

Account SERVICE FEE

Investor Class

In an effort to help offset the disproportionately high costs incurred by the funds in connection with servicing lower-balance accounts that are held directly with the T. Rowe Price Funds’ transfer agent, an annual $20 account service fee (paid to T. Rowe Price Services, Inc., or one of its affiliates) is charged to certain Investor Class accounts with a balance below $10,000. The determination of whether a fund account is subject to the account service fee is based on account balances and services selected for accounts as of the last business day of August of each calendar year. The fee may be charged to an account with a balance below $10,000 for any reason, including market fluctuation and recent redemptions. The fee, which is automatically deducted from an account by redeeming fund shares, is typically charged to accounts in early September each calendar year. Such redemption may result in a taxable gain or loss to you.

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The account service fee generally does not apply to fund accounts that are held through a financial intermediary, participant accounts in employer-sponsored retirement plans for which T. Rowe Price Retirement Plan Services, Inc. provides recordkeeping services, accounts held through the T. Rowe Price® ActivePlus Portfolios program or Retirement Advisory Service™, or money market funds that are used as a T. Rowe Price Brokerage sweep account. The account service fee is automatically waived for accounts that satisfy any of the following conditions as of the last business day in August:

●	Any accounts for which the shareholder has elected to receive electronic delivery of all of the following: account statements, transaction confirmations, prospectuses, and shareholder reports (paper copies of fund documents are available, free of charge, upon request, to any shareholder regardless of whether the shareholder has elected electronic delivery);

●	Any accounts of a shareholder with at least $50,000 in total assets with T. Rowe Price (for this purpose, total assets include investments through T. Rowe Price Brokerage and investments in T. Rowe Price Funds, except for those held through a retirement plan for which T. Rowe Price Retirement Plan Services, Inc. provides recordkeeping services); or

●	Certain accounts enrolled in the T. Rowe Price Summit Program (visit troweprice.com or call 1-800-332-6161 for more information).

T. Rowe Price reserves the right to authorize additional waivers for other types of accounts or to modify the conditions for assessment of the account service fee. Fund shares held in a T. Rowe Price individual retirement account (IRA), Education Savings Account, or small business retirement plan account (including certain 403(b) plan accounts) are subject to the account service fee and may be subject to additional administrative fees when distributing all fund shares from such accounts.

POLICIES FOR opening an account

Investor Class and I Class shares may be purchased directly from T. Rowe Price or through various financial intermediaries. Advisor Class and R Class shares must be purchased through a financial intermediary (except for certain retirement plans held directly with T. Rowe Price). If you are opening an account through an employer-sponsored retirement plan or other financial intermediary, you should contact the retirement plan or financial intermediary for information regarding its policies on opening an account, including the policies relating to purchasing, exchanging, and redeeming shares, and the applicable initial and subsequent investment minimums.

Tax Identification Number

Investors must provide T. Rowe Price with a valid Social Security number or taxpayer identification number on a signed new account form or Form W-9, and financial intermediaries must provide T. Rowe Price with their certified taxpayer identification number. Otherwise, federal law requires the funds to withhold a percentage of dividends, capital gain distributions, and redemptions and may subject you or the financial intermediary to an Internal Revenue Service penalty. If this information is not received within 60 days of the account being established, the account may be redeemed at the fund’s then-current net asset value.

Important Information Required to Open a New Account

Pursuant to federal law, all financial institutions must obtain, verify, and record information that identifies each person or entity that opens an account. This information is needed not only for the account owner and any other person who opens the account, but also for any person who has authority to act on behalf of the account.

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When you open an account, you will be required to provide the name, U.S. street address (post office boxes are not acceptable), date of birth, and Social Security number or taxpayer identification number for each account owner and person(s) opening an account on behalf of others, such as custodians, agents, trustees, or other authorized signers. When opening an entity account, you will be asked to identify and provide personal information for: (i) any individual who, either directly or indirectly, owns 25% or more of the equity interest of the entity and (ii) a single individual who controls, manages, or directs the entity. Corporate and other institutional accounts require documents showing the existence of the entity (such as articles of incorporation or partnership agreements) to open an account. Certain other fiduciary accounts (such as trusts or power of attorney arrangements) require documentation, which may include an original or certified copy of the trust agreement or power of attorney, to open an account.

T. Rowe Price will use this information to verify the identity of the person(s)/entity opening the account. An account cannot be opened until all of this information is received. If the identity of the account holder cannot be verified, T. Rowe Price is authorized to take any action permitted by law, including, but not limited to, restricting additional purchases, freezing the account, or closing the account and redeeming the shares in the account at the net asset value next calculated after the redemption is processed (See “Rights Reserved by the Funds” later in this section.)

Institutional investors and financial intermediaries should call Client Account Management at 1-800-638-8790 for more information on these requirements, as well as to be assigned an account number and to receive instructions for opening an account. Other investors should call Investor Services at 1-800-638-5660 for more information about these requirements.

The funds are generally available only to investors residing in the United States.

Retail Money Market Funds

Money market funds that operate as “retail money market funds” pursuant to Rule 2a-7 under the Investment Company Act of 1940, as amended (1940 Act), are required to limit their beneficial owners to natural persons. An investor in a retail money market fund is required to demonstrate eligibility (for example, by providing a valid Social Security number) before an account can be opened. The retail money market funds have also obtained assurances from financial intermediaries that sell the funds that they have developed adequate procedures to limit accounts to only those beneficially owned by natural persons. Any new investors wishing to purchase shares will be required to demonstrate eligibility (for example, by providing their Social Security number). The retail money market funds will, upon advance written notification, involuntarily redeem investors that do not satisfy these eligibility requirements.

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Pricing OF Shares and TRANSACTIONS

How and When Shares Are Priced

Your transaction request will normally be executed using the next share price, also referred to as the net asset value, calculated after your order is received in correct form by the fund or its agent (or by your financial intermediary if it has the authority to accept transaction orders on behalf of the fund).

The information set forth in the following table regarding times relevant to net asset value determination applies only to regular business days.

Fund	Daily Share Price Calculation Times
All funds other than Government Money and U.S. Treasury Money Funds	● As of close of trading on the NYSE, generally 4 p.m. ET.
Government Money and U.S. Treasury Money Funds	● As of 5 p.m. ET, unless the NYSE closes early. (If the NYSE closes early, as of the close of trading on the NYSE.)

Net asset values are not calculated for the funds on days when the NYSE is scheduled to be closed for trading (for example, weekends and certain U.S. national holidays). If the NYSE is unexpectedly closed due to weather or other extenuating circumstances on a day it would typically be open for business, or if the NYSE has an unscheduled early closing on a day it has opened for business, or as may be permitted by the SEC, the funds reserve the right to treat such day as a regular business day and accept purchase and redemption orders and calculate their share price as of their normally scheduled share price calculation times.

To calculate the net asset value, the fund’s assets are valued and totaled; liabilities are subtracted; and each class’ proportionate share of the balance, called net assets, is divided by the number of shares outstanding of that class. Market values are used to price portfolio holdings for which market quotations are readily available. Market values generally reflect the prices at which securities actually trade or represent prices that have been adjusted based on evaluations and information provided by the fund’s pricing services. Investments in other mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation. Investments for which market quotations are not readily available or deemed unreliable are valued at fair value as determined in good faith by T. Rowe Price, as the valuation designee, designated by the Board, by taking into account various, adopted factors and methodologies for determining the fair value. This value may differ from the value the fund receives upon sale of the securities.

Amortized cost is used to price securities held by money market funds and certain short-term debt securities held by other funds. The retail and government money market funds, which seek to maintain a stable net asset value of $1.00, use the amortized cost method of valuation to calculate their net asset value. Amortized cost allows the money market funds to value a holding at the fund’s acquisition cost with adjustments for any premiums or discounts and then round the net asset value per share to the nearest whole cent. The amortized cost method of valuation enables the money market funds to maintain a $1.00 net asset value, but it may also result in periods during which the stated value of a security held by the funds differs from the market-based price the funds would receive if they sold that holding. The current market-based net asset value per share for each business day in the preceding six months is available for the retail and government money market funds through troweprice.com/money-market/en/money-market-fund-information.html. These market-based net asset values are for informational purposes only and are not used to price transactions.

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T. Rowe Price uses various pricing services to obtain closing market prices, as well as information used to adjust those prices and to value most fixed income securities. T. Rowe Price cannot predict how often it will use closing prices or how often it will adjust those prices. T. Rowe Price routinely evaluates its fair value processes.

Non-U.S. equity securities are valued on the basis of their most recent closing market prices at 4 p.m. ET, except under the following circumstances. Most foreign markets close before 4 p.m. ET. For example, the most recent closing prices for securities traded in certain Asian markets may be as much as 15 hours old at 4 p.m. ET. If T. Rowe Price determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, affect the value of some or all of the fund’s securities, T. Rowe Price will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of 4 p.m. ET. In deciding whether to make these adjustments, T. Rowe Price reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities.

T. Rowe Price may also fair value certain securities or a group of securities in other situations—for example, when a particular foreign market is closed but the fund is open. For a fund that has investments in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the fund does not price its shares, the fund’s net asset value may change on days when shareholders will not be able to purchase or redeem the fund’s shares. If an event occurs that affects the value of a security after the close of the market, such as a default of a commercial paper issuer or a significant move in short-term interest rates, T. Rowe Price may make a price adjustment depending on the nature and significance of the event. T. Rowe Price also evaluates a variety of factors when assigning fair values to private placements and other restricted securities. Other mutual funds may adjust the prices of their securities by different amounts or assign different fair values than the fair value that the fund assigns to the same security.

The various ways you can purchase, sell, and exchange shares are explained throughout this section. These procedures differ based on whether you hold your account directly with T. Rowe Price or through an employer-sponsored retirement plan or financial intermediary.

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investing directly with t. rowe price

The following policies apply to accounts that are held directly with T. Rowe Price and not through a financial intermediary.

Options for Opening Your Account

If you own other T. Rowe Price Funds, you should consider registering any new account identically to your existing accounts so you can exchange shares among them easily (the name(s) of the account owner(s) and the account type must be identical).

For joint accounts or other types of accounts owned or controlled by more than one party, either owner/party has complete authority to act on behalf of all and give instructions concerning the account without notice to the other party. T. Rowe Price may, in its sole discretion, require written authorization from all owners/parties to act on the account for certain transactions (for example, to transfer ownership). There are multiple ways to establish a new account directly with T. Rowe Price.

Online In general, you can open a new Investor Class or I Class account online. Go to troweprice.com/newaccount to choose the type of account you wish to open.

You can exchange shares online from an existing account in one fund to open a new account in another fund. The new account will have the same registration as the account from which you are exchanging, and any services (other than systematic purchase and systematic distribution arrangements) that you have preauthorized will carry over from the existing account to the new account.

To open an account online for the first time or with a different account registration, you must be a U.S. citizen residing in the U.S. or a resident alien and not subject to Internal Revenue Service backup withholding. Additionally, you must provide consent to receive certain documents electronically. You will have the option of providing your bank account information, which will enable you to make electronic funds transfers to and from your bank account. To set up this banking service online, additional steps will be taken to verify your identity.

By Mail If you are sending a check, please make your check payable to T. Rowe Price Funds (otherwise it may be returned) and send the check, together with the applicable new account form, to the appropriate address. (Please refer to the appropriate address under “Contacting T. Rowe Price” later in this section to avoid a delay in opening your new account.) T. Rowe Price does not accept third-party checks for initial purchases; however, third-party checks are typically accepted for additional purchases to an existing account. In addition, T. Rowe Price does not accept purchases by cash, traveler’s checks, money orders, or credit card checks. For exchanges from an identically registered account, be sure to specify the fund(s) and account number(s) that you are exchanging out of and the fund(s) you wish to exchange into.

By Telephone Direct investors can call Shareholder Services at 1-800-225-5132 (institutional investors should call 1-800-638-8790) to exchange from an existing fund account to open a new identically registered account in another fund. You may also be eligible to open a new account by telephone and provide your bank account information in order to make an initial purchase. To set up the account and banking service by telephone, additional steps will be taken to verify your identity and the authenticity of your bank account. Although the account may be opened and the purchase made, services may not be established and an Internal Revenue Service penalty withholding may occur until we receive the necessary signed form to certify your Social Security number or taxpayer identification number.

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How Your Trade Date Is Determined

In general, if you invest directly with T. Rowe Price and your request to purchase, sell, or exchange shares is received by the fund or its agent in correct form by the fund’s applicable daily share price calculation time, your transaction will be priced at that business day’s net asset value. If your request is received by the fund or its agent in correct form after the fund’s applicable daily share price calculation time, your transaction will be priced at the next business day’s net asset value. The funds’ daily share price calculation times are detailed under the heading “How and When Shares Are Priced.” However, with respect to each of the Government Money and U.S. Treasury Money Funds, which normally calculate their daily share prices as of 5 p.m. ET, certain accounts that are held directly with T. Rowe Price (including, for example, certain retirement plans and T. Rowe Price brokerage accounts) must place their order prior to the close of trading on the NYSE (normally 4 p.m. ET) in order to receive that day’s share price. Contact T. Rowe Price for more information.

Systematic transactions that are scheduled to occur on a date the NYSE is closed will normally be processed the next business day (except for certain retirement plan payroll deduction orders generated by T. Rowe Price where the orders are processed the day before the day the NYSE is closed).

Note: There may be times when you are unable to contact us by telephone or access your account online due to extreme market activity, the unavailability of the T. Rowe Price website, or other circumstances. Should this occur, your order must still be placed and received in correct form by T. Rowe Price prior to the fund’s applicable daily share price calculation time to be priced at that business day’s net asset value. The time at which transactions and shares are priced and the time until which orders are accepted may be changed in case of an emergency or if the NYSE closes at a time other than 4 p.m. ET. The funds reserve the right to not treat an unscheduled intraday disruption or closure in NYSE trading as a closure of the NYSE and still accept transactions and calculate their net asset value as of the fund’s applicable daily share price calculation times.

Transaction Confirmations

T. Rowe Price sends immediate confirmations for most of your fund transactions. However, certain transactions, such as systematic purchases and systematic redemptions, dividend reinvestments, checkwriting redemptions from money market funds, and transactions in money market funds used as a brokerage sweep account, do not receive an immediate transaction confirmation but are reported on your account statement. Please review transaction confirmations and account statements as soon as you receive them and promptly report any discrepancies to Shareholder Services.

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Telephone and Online Account Transactions

You may access your accounts and conduct most transactions involving Investor Class or I Class accounts using the telephone or the T. Rowe Price website at troweprice.com. Telephone conversations are recorded.

Preventing Unauthorized Transactions

The T. Rowe Price Funds and their agents use reasonably designed procedures to verify that telephone, electronic, and other instructions are genuine. These procedures include, among other things, recording telephone calls, requiring personalized security codes or other information online and certain identifying information for telephone calls, requiring Medallion signature guarantees for certain transactions and account changes, and promptly sending confirmations of transactions and address changes. For transactions conducted online, we recommend the use of a secure internet browser.

T. Rowe Price Account Protection Program Shareholders who invest in the T. Rowe Price Funds directly are eligible for the Account Protection Program. The Account Protection Program restores eligible losses due to unauthorized or fraudulent activity where you have followed the appropriate security best practices to protect and maintain your account(s). T. Rowe Price reserves the right to modify or withdraw the Account Protection Program at any time. The Account Protection Program security best practices and additional information may be accessed online at troweprice.com/personal-investing/help/policies-and-security/account-protection-program.html.

If our verification procedures are followed and the losses are not eligible to be restored under the Account Protection Program, the funds and their agents are not liable for any losses that may occur from acting on unauthorized instructions.

If you suspect any unauthorized account activity, notice errors or discrepancies in your T. Rowe Price account, or are not receiving your T. Rowe Price account statements, please contact T. Rowe Price as soon as possible. Telephone conversations are recorded.

Trusted Contacts Investors who hold shares of a T. Rowe Price Fund directly or through a T. Rowe Price Brokerage account have the option to add one or more trusted contacts to their brokerage and mutual fund accounts. Trusted contacts are intended to be a resource to help protect client assets. Any individual designated as a trusted contact will be authorized to serve as a primary contact if T. Rowe Price has questions or concerns related to potentially fraudulent account activity or suspected financial exploitation or to confirm your contact information if we are unable to reach you (but are not authorized to act on your account). For more information or to add trusted contacts to your account, visit troweprice.com or call 1-800-225-5132.

If you are age 65 or older, or if you are age 18 or older and we have reason to believe you have a mental or physical impairment that renders you unable to protect your own interest, we may temporarily restrict transactions in your account and place a temporary hold on the disbursement of redemption proceeds from your account in an effort to protect you if we reasonably believe that you have been or will be the victim of actual or attempted financial exploitation. You will receive notice of this temporary delay, and it will be for no more than 15 business days while we conduct an internal review of the suspected financial exploitation (including contacting your trusted contact if one is on file). We may delay an additional 10 business days if T. Rowe Price reasonably believes that actual or attempted financial exploitation has occurred or will occur. At the expiration of the hold time, if we have not confirmed that exploitation has occurred, the proceeds will be released to you. Depending upon the state in which you reside, we may be required to report to the authorities suspected elder or vulnerable adult exploitation.

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Purchasing Shares

Shares may be purchased in a variety of ways.

By Check Please make your check payable to the T. Rowe Price Funds. Include a new account form if establishing a new account, and include either a fund investment slip or a letter indicating the fund and your account number if adding to an existing account. Your transaction will receive the share price for the business day that the request is received by the fund or its agent, as long as the request is received in correct form prior to the time at which the fund calculates its daily share price (not the day the request is received at the post office box). The funds’ daily share price calculation times are detailed under the heading “How and When Shares Are Priced.”

By Electronic Transfer Shares may be purchased using the Automated Clearing House (ACH) network if you have established the service on your account, which allows the fund or its agent to request payment for your shares directly from your bank account or other financial institution account. You may also arrange for a wire to be sent to the fund or its agent (wire transfer instructions can be found at troweprice.com/wireinstructions or by calling Shareholder Services). The fund or its agent must receive the order and the money funding the order by the time it calculates its daily share price to receive that day’s share price.

With respect to Government Money and U.S. Treasury Money Funds only In some circumstances, a purchase order may be provided to a fund or its agent separately from the wire funding the order. If a purchase order is received by the fund or its agent in correct form and the payment funding the order is wired to and received by the fund prior to the time at which the fund calculates its daily share price (normally 5 p.m. ET), then that purchase will generally receive that day’s share price. However, if the payment funding the order is received by the fund or its agent after the time at which the fund calculates its daily share price (even if the purchase order is received by the fund or its agent prior to the time at which the fund calculates its daily share price, generally 5 p.m. ET), then T. Rowe Price may, in its sole discretion: (1) cancel the order; (2) process the order as the next calculated daily share price (generally, the following business day); or (3) accept the order and process it using that day’s share price, as long as the wire was received prior to the close of the federal wire system, which is generally 6:45 p.m. ET.

Purchase orders for certain accounts that are held directly with T. Rowe Price (including, for example, certain retirement plan accounts and T. Rowe Price Brokerage accounts) must be placed and received in correct form prior to the close of trading on the NYSE (normally 4 p.m. ET) in order to receive that day’s price. Contact T. Rowe Price for more information.

There is no assurance that you will receive the share price for the same day you initiated the wire from your financial institution.

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By Exchange You may purchase shares of a fund using the proceeds from the redemption of shares from another fund. The redemption and purchase will receive the same trade date, and if you are establishing a new account, it will have the same registration as the account from which you are exchanging. The purchase must still generally meet the applicable minimum investment requirement.

In general, the share prices you will receive for exchanges are based upon the net asset value that is next calculated after the funds receive your order. However, exchange requests will only be processed when both funds are open (i.e., prior to the time at which both funds calculate their applicable daily share price). As a result, an exchange might not be completed on the date on which an order is received if one of the funds in the exchange has closed (i.e., after the time at which the fund has calculated its applicable daily share price). In such case, you will remain invested in the fund from which you are redeeming until the exchange is processed, which is typically the following business day. Exchange orders between most funds must be placed and received in correct form by the close of trading on the NYSE (normally 4 p.m. ET) to be processed that day. However, exchanges between Government Money and U.S. Treasury Money Funds must be placed and received in correct form by the time at which the funds calculate their daily share prices (generally 5 p.m. ET). Exchange orders for certain accounts that are held directly with T. Rowe Price (including, for example, certain retirement plan accounts and T. Rowe Price Brokerage accounts) must be placed and received in correct form prior to the close of trading on the NYSE (normally 4 p.m. ET), regardless of when a fund calculates its daily share price.

Systematic Purchases (Automatic Asset Builder) You can instruct T. Rowe Price to automatically transfer money from your account at your bank or other financial institution at least once per month, or you can instruct your employer to send all or a portion of your paycheck to the fund or funds that you designate. Each systematic purchase must be at least $100 per fund account to be eligible for the Automatic Asset Builder service. To automatically transfer money to your account from a bank account or through payroll deductions, complete the appropriate section of the new account form when opening a new account or complete an Account Services Form to add the service to an existing account. Prior to establishing payroll deductions, you must set up the service with T. Rowe Price so that the appropriate instructions can be provided to your employer.

Note: The fund may permit institutional investors to submit purchase orders for shares through various other electronic methods as well, if approved by Client Account Management.

Initial Investment Minimums

Investor Class accounts, other than the Retirement Income Funds and Summit Funds, require a $2,500 minimum initial investment ($1,000 minimum initial investment for IRAs; certain small business retirement plan accounts; and custodial accounts for minors, known as Uniform Gifts to Minors Act or Uniform Transfers to Minors Act accounts). The Retirement Income Funds and Summit Funds require a $25,000 minimum initial investment. I Class accounts require a $500,000 minimum initial investment per fund for each account registration, although the minimum is waived or reduced for certain accounts. If you request the I Class of a particular fund when you open a new account, but the investment amount does not meet the applicable minimum, the purchase will be automatically invested in the Investor Class of the same fund (if available).

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Additional Investment Minimums

Investor Class accounts, other than Summit Funds, require a $100 minimum for additional purchases, including those made through Automatic Asset Builder. Summit Funds require a $100 minimum for additional purchases through Automatic Asset Builder and a $1,000 minimum for all other additional purchases. I Class accounts require a $100 minimum for additional purchases through Automatic Asset Builder but do not require a minimum amount for other additional purchases.

Exchanging and Redeeming Shares

Exchanges You can move money from one account to an existing, identically registered account or open a new identically registered account. For taxable accounts, an exchange from one fund to another will be reported to the Internal Revenue Service as a sale for tax purposes. (Institutional investors are restricted from exchanging into a fund that operates as a retail money market fund.) You can set up systematic exchanges so that money is automatically moved from one fund account to another on a regular basis. In general, exchanges are based upon the net asset value that is next calculated after the funds received your order. However, exchange requests will only be processed when both funds are open (i.e., prior to the time at which both funds calculate their daily share price). As a result, an exchange might not be completed on the date on which an order is received if one of the funds in the exchange has closed (i.e., after the time at which both funds calculate their daily share price). In such case, you will remain invested in the fund from which you are redeeming until the exchange is processed, which is typically the following business day. Exchange orders between most funds must be placed and received in correct form by the close of the NYSE (normally 4 p.m. ET) to be processed that day. However, exchanges between Government Money and U.S. Treasury Money Funds must be placed and received in correct form by the time at which the funds calculate their daily share prices (generally 5 p.m. ET). Exchange orders for certain accounts that are held directly with T. Rowe Price (including, for example, certain retirement plan accounts and T. Rowe Price Brokerage accounts) must be placed and received in correct form prior to the close of the NYSE (normally 4 p.m. ET), regardless of when a fund calculates its daily share price.

Receiving Redemption Proceeds Redemption proceeds can be mailed to your account address by check or sent electronically to your bank account by Automated Clearing House transfer or bank wire. You can set up systematic redemptions and have the proceeds automatically sent via check or Automated Clearing House on a regular basis. Except for money market funds, if your request is received in correct form by the fund or its agent on a business day prior to the time indicated in the table under the heading “How and When Shares Are Priced,” proceeds are usually sent on the next business day.

Proceeds sent by Automated Clearing House transfer are usually credited to your account the second business day after the sale, and there are typically no fees associated with such payments. Proceeds sent by bank wire are usually credited to your account the next business day after the sale (except for wire redemptions from money market funds). A $5 fee will be charged for an outgoing wire of less than $5,000, in addition to any fees your financial institution may charge for an incoming wire.

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If, for some reason, your request to exchange or redeem shares cannot be processed because it is not received in correct form, we will attempt to contact you as soon as administratively possible.

If you request to redeem a specific dollar amount and the market value of your account is less than the amount of your request and we are unable to contact you, your redemption will not be processed and you must submit a new redemption request in correct form.

If you change your address on an account, proceeds may not be mailed to the new address for 15 calendar days after the address change, unless we receive a letter of instruction with a Medallion signature guarantee.

Please note that large purchase and redemption requests initiated through the Automated Clearing House may be rejected, and in such instances, the transaction must be placed by calling Shareholder Services.

Note: The fund may permit institutional investors to submit purchase orders for shares through various other electronic methods as well, if approved by Client Account Management.

Wire Redemption Proceeds From Money Market Funds

All money market funds except the Government Money and U.S. Treasury Money Funds Normally, if you request a redemption on a business day prior to noon ET and request to have proceeds sent via bank wire, proceeds are normally sent later that same day.

Government Money and U.S. Treasury Money Funds If you request a redemption on a business day prior to the time at which the fund calculates its daily share price (normally 5 p.m. ET) and request to have proceeds sent via bank wire, proceeds are normally sent later that same day.

All money market funds Under certain unusual circumstances (such as unusual market conditions or in cases of very large redemptions), redemption proceeds may be sent via wire the next business day following receipt of a wire transfer redemption request in correct form. Redemption proceeds sent via wire may be postponed or suspended for longer than one day only for periods during which there is a non-routine closure of the Federal Reserve wire payment system or applicable Federal Reserve banks or as permitted under those circumstances specifically enumerated under the 1940 Act and the relevant rules thereunder. For more information, please reference “Delays in Sending Redemption Proceeds.”

Certain retirement accounts that are held directly with T. Rowe Price are not eligible for same day redemption proceeds. Contact T. Rowe Price for more information.

Checkwriting You may write an unlimited number of free checks on any money market fund and certain bond funds, with a minimum of $500 per check. Keep in mind, however, that a check results in a sale of fund shares; a check written on a bond fund will create a taxable event that must be reported by T. Rowe Price to the Internal Revenue Service as a redemption.

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Converting to Another Share Class

You may convert from one share class of a fund to another share class of the same fund (which may have a different expense ratio) over the telephone or in writing. Although the conversion has no effect on the dollar value of your investment in the fund, the number of shares owned after the conversion may be greater or less than the number of shares owned before the conversion, depending on the net asset values of the two share classes. A conversion between share classes of the same fund is a nontaxable event. The new account will have the same registration as the account from which you are converting.

Shareholders may contact T. Rowe Price at any time to convert eligible account balances to the I Class. In addition, T. Rowe Price may conduct periodic reviews of account balances. If your account balance in a fund meets or exceeds the applicable minimum amount required for the I Class, T. Rowe Price may, but is not required to, automatically convert your Investor Class shares to I Class shares of the same fund with advance notice, which may be in writing or delivered electronically if you have a valid email address on file with T. Rowe Price. Certain account restrictions will prevent an automatic conversion. If you opt out of any automatic conversions to the I Class, your election will apply to any future periodic reviews and automatic conversions for which you may otherwise be eligible unless you contact T. Rowe Price to change your election. If T. Rowe Price or its affiliates have investment discretion for your account, T. Rowe Price may convert your shares to a different share class without any advance notice to you. Automatic conversions only occur between share classes of the same fund.

Note: The fund may permit institutional investors to submit purchase orders for shares through various other electronic methods as well, if approved by Client Account Management.

Maintaining Your Account Balance

Investor Class Due to the relatively high cost to a fund of maintaining small accounts, we ask that you maintain an account balance of at least $1,000 ($10,000 for Summit Funds). If, for any reason, your balance is below this amount for three months or longer (even if due to market depreciation), we have the right to redeem your account at the then-current net asset value after giving you 60 days’ advance notice to increase your balance.

I Class To keep operating expenses lower, we ask that you maintain an account balance that at least meets the applicable I Class minimum necessary to open an account. If your investment in a fund falls below the applicable I Class minimum (even if due to market depreciation), we have the right to convert your account to a different share class in the same fund (if available) with a higher expense ratio or redeem your account at the then-current net asset value, after giving you 60 days’ advance notice to increase your balance. The redemption of your account by T. Rowe Price could result in a taxable gain or loss. However, if T. Rowe Price or its affiliates have investment discretion for your account, T. Rowe Price may convert your shares to a different share class without advance notice. Shareholders investing in a fund as part of a program that allows for a lower initial investment minimum will be subject to the applicable minimum account balance requirements of the respective program.

The redemption of your account could result in a taxable gain or loss.

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Investors holding the fund through the T. Rowe Price® ActivePlus Portfolios program will be subject to the minimum account balance requirements of the program, which may differ from the minimum account balance requirements listed above.

Eligibility Through Certain T. Rowe Price Programs

Direct investors with qualifying accounts may be eligible to invest in the I Class with a lower initial investment minimum and may be eligible to open new accounts in funds that are generally closed to new investors. For certain programs, eligibility is based on the aggregate value of qualifying accounts and certain other accounts held by direct investors in the same household. The terms and conditions of the respective program will apply and are subject to change. Contact T. Rowe Price for more information.

INVESTING THROUGH A FINANCIAL INTERMEDIARY

The following policies apply to accounts that are held through a financial intermediary.

Accounts in Investor Class and I Class shares are not required to be held through a financial intermediary, but accounts in Advisor Class and R Class shares must be held through an eligible financial intermediary (except for certain retirement plans held directly with T. Rowe Price). It is important that you contact your retirement plan or financial intermediary to determine the policies, procedures, and transaction deadlines that apply to your account. The financial intermediary may charge a fee, such as transaction fees or brokerage commissions, for its services.

Opening an Account

The financial intermediary must provide T. Rowe Price with its certified taxpayer identification number. Financial intermediaries should call Client Account Management for an account number and wire transfer instructions. In order to obtain an account number, the financial intermediary must supply the name, certified taxpayer identification number, and business street address for the account. (Please refer to “Contacting T. Rowe Price” later in this section for the appropriate telephone number and mailing address.) Financial intermediaries must also enter into a separate agreement with the fund or its agent.

How the Trade Date Is Determined

If you invest through a financial intermediary and your transaction request is received by the fund or its agent in correct form by the fund’s applicable daily share price calculation time, your transaction will be priced at that business day’s net asset value. If your request is received by the fund or its agent in correct form after the fund’s applicable daily share price calculation time, your transaction will be priced at the next business day’s net asset value unless the fund has an agreement with your financial intermediary for orders to be priced at the net asset value next computed after receipt by the financial intermediary. Shareholders investing through an intermediary are subject to their financial intermediary’s account restrictions and requirements. For example, certain financial intermediaries may have an order cutoff time that differs from the time at which the fund calculates its daily share price (i.e., the fund’s order cutoff time), which may require all transactions to be placed by the close of the NYSE (normally 4 p.m. ET), regardless of what time a fund closes. You should contact your financial intermediary or retirement plan recordkeeper for more information.

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The funds have authorized certain financial intermediaries or their designees to accept orders to buy or sell fund shares on their behalf. When authorized financial intermediaries receive an order in correct form, the order is considered as being placed with the fund and shares will be bought or sold at the net asset value next calculated after the order is received by the authorized financial intermediary. The financial intermediary must transmit the order to the fund or the fund’s agent and pay for such shares in accordance with the agreement with the fund, or the order may be canceled and the financial intermediary could be held liable for the losses. If the fund does not have such an agreement in place with your financial intermediary, the fund or its agent must receive the request in correct form from your financial intermediary by the close of the NYSE in order for your transaction to be priced at that business day’s net asset value. You should contact your financial intermediary to learn whether it is authorized to accept orders on behalf of the fund.

Note: The time at which transactions and shares are priced and the time until which orders are accepted by the fund or a financial intermediary may be changed in case of an emergency or if the NYSE closes at a time other than 4 p.m. ET. The funds reserve the right to not treat an unscheduled intraday disruption or closure in NYSE trading as a closure of the NYSE and still accept transactions and calculate their net asset value as the fund’s regularly scheduled closing time. Should this occur, your order must still be placed and received in correct form by the fund or its agent (or by the financial intermediary in accordance with its agreement with T. Rowe Price) prior to the fund’s daily share price calculation time to be priced at that business day’s net asset value.

The funds’ daily share price calculation times are detailed under the heading “How and When Shares Are Priced.”

Purchasing Shares

All initial and subsequent investments by financial intermediaries should be made by bank wire or electronic payment. There is no assurance that the share price for the purchase will be the same day the wire was initiated. Purchases by financial intermediaries are typically initiated through the National Securities Clearing Corporation or by calling Client Account Management. The fund may permit financial intermediaries to submit purchase orders for shares through various other methods as well, if approved by Client Account Management.

Investment Minimums

You should check with your financial intermediary to determine what minimum applies to your initial and additional investments.

The Summit Funds require a $25,000 minimum initial investment, and other funds generally require a $2,500 minimum initial investment, although the minimum is generally waived or modified for any retirement plans and financial intermediaries establishing accounts in the Investor Class, Advisor Class, or R Class. I Class accounts require a $500,000 minimum initial investment per fund for each account registration, although the minimum is generally waived for certain accounts.

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Investments through a financial intermediary generally do not require a minimum amount for additional purchases.

Redeeming Shares

Unless otherwise indicated, redemption proceeds will be sent via bank wire to the financial intermediary’s designated bank. Redemptions by financial intermediaries are typically initiated through the National Securities Clearing Corporation or by calling Client Account Management. The fund may permit financial intermediaries to submit redemption orders for shares through various other methods as well, if approved by Client Account Management. Normally, the fund transmits proceeds to financial intermediaries for redemption orders received in correct form on the next business day after receipt of the order, depending on the arrangement with the financial intermediary. Shareholders investing through a financial intermediary are subject to their financial intermediary’s account restrictions and requirements. For example, certain financial intermediaries (including many retirement plans) may have an order cutoff time that differs from the time at which the fund calculates its daily share price. You should contact your financial intermediary for more information.

Please note that certain purchase and redemption requests initiated through the National Securities Clearing Corporation may be rejected, and in such instances, the transaction must be placed by contacting Client Account Management.

general policies relating to transactions

The following policies and requirements apply generally to accounts in the T. Rowe Price Funds, regardless of whether the account is held directly or indirectly with T. Rowe Price.

The funds generally do not accept orders that request a particular day or price for a transaction or any other special conditions. However, when authorized by the fund, certain institutions, financial intermediaries, or retirement plans purchasing fund shares directly with T. Rowe Price may place a purchase order unaccompanied by payment. Payment for these shares must be received by the time designated by the fund (not to exceed the period established for settlement under applicable regulations). If payment is not received by this time, the order may be canceled. The institution, financial intermediary, or retirement plan is responsible for any costs or losses incurred by the fund, T. Rowe Price or its agent, or a T. Rowe Price affiliate if payment is delayed or not received.

U.S. Dollars All purchases must be paid for in U.S. dollars; checks must be drawn on U.S. banks. In addition, we request that you give us at least three business days’ notice for any purchase of $1 million or more.

Nonpayment If a check or Automated Clearing House transfer does not clear or payment for an order is not received in a timely manner, your purchase may be canceled. You (or the financial intermediary) may be responsible for any losses or expenses incurred by the fund or its agent, and the fund can redeem shares in your account or another identically registered T. Rowe Price account as reimbursement. The funds and their agents have the right to reject or cancel any purchase, exchange, or redemption due to nonpayment.

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Liquidity Fees—Retail Money Market Funds A money market fund that operates as a retail money market fund pursuant to Rule 2a-7 under the Investment Company Act of 1940 has the ability to impose liquidity fees of up to 2% of the value of the shares redeemed if the Board (or its delegate) determines that doing so is in the best interests of the fund.

If a liquidity fee is in place, all exchanges out of the fund will be subject to the liquidity fee. When a liquidity fee is in place, the fund may elect to not permit the purchase of shares or to subject the purchase of shares to certain conditions, which may include affirmation of the purchaser’s knowledge that a liquidity fee is in effect.

Omnibus Accounts If your shares are held through a financial intermediary, T. Rowe Price may rely on the financial intermediary to assess any applicable liquidity fees on underlying shareholder accounts. In certain situations, T. Rowe Price enters into agreements with financial intermediaries maintaining omnibus accounts that require the financial intermediary to assess liquidity fees. There are no assurances that T. Rowe Price will be successful in ensuring that all financial intermediaries will properly assess the fees.

Please refer to Sections 1 and 2 of the retail money market fund prospectuses for more information regarding liquidity fees.

Meeting Redemption Requests It is expected that the funds will typically hold sufficient cash or cash equivalents to meet redemption requests, although a fund may also use the proceeds from the sale of portfolio securities to meet redemption requests if consistent with the management of the fund. Funds-of-funds, however, are expected to typically sell shares of their underlying funds in order to meet redemption requests, although a fund-of-funds may at times hold sufficient cash or cash equivalents to meet redemption requests. These redemption methods will be used regularly and may also be used in deteriorating or stressed market conditions. The funds reserve the right to pay redemption proceeds with securities from the fund’s portfolio rather than in cash (redemptions in-kind), as described under “Large Redemptions.” Redemptions in-kind may be used regularly in circumstances as described above (generally if the shareholder is able to accept securities in-kind) and may also be used in stressed market conditions.

The funds may rely on an interfund lending exemptive order received from the SEC that permits the T. Rowe Price Funds to borrow money from and/or lend money to other T. Rowe Price Funds to help the funds meet short-term redemptions and liquidity needs. In certain circumstances, the T. Rowe Price Funds may also meet redemption requests by utilizing overdraft protection afforded to the fund’s account by the fund custodian. In addition, certain funds have a revolving line of credit in place to help meet short-term redemptions and liquidity needs, if necessary.

During periods of deteriorating or stressed market conditions, when an increased portion of a fund’s portfolio may be composed of holdings with reduced liquidity or lengthy settlement periods, or during extraordinary or emergency circumstances, the fund may be more likely to pay redemption proceeds with cash obtained through interfund lending or short-term borrowing arrangements (if available) or by redeeming a large redemption request in-kind.

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Large Redemptions Large redemptions (for example, $250,000 or more) can adversely affect a portfolio manager’s ability to implement a fund’s investment strategy by causing the premature sale of securities that would otherwise be held longer. Therefore, if, during any 90-day period, a shareholder redeems fund shares worth more than $250,000 (or 1% of the value of a fund’s assets if that amount is less than $250,000), we reserve the right to pay part or all of the redemption proceeds in excess of this amount in readily marketable securities instead of in cash. Although the fund normally intends to pay redemption proceeds solely in cash, in consideration of the best interests of the remaining shareholders, the fund reserves the right (without prior notice) to pay any redemption proceeds exceeding this amount in whole or in part by a distribution in kind of securities held by a fund. This in-kind distribution may be in the form of a pro-rata slice of the fund’s portfolio (potentially with certain exclusions and modifications). We will value these securities in the same manner as we do in computing the fund’s net asset value. The redeeming shareholder will be responsible for disposing of the securities, and the shareholder will be subject to the risks that the value of the securities could decline prior to their sale, the securities could be difficult to sell, and brokerage fees could be incurred. If you continue to hold the securities, you may be subject to any ownership restrictions imposed by the issuers. For example, real estate investment trusts (REITs) often impose ownership restrictions on their equity securities. In addition, we request that you give us at least three business days’ notice for any redemption of $1 million or more.

Delays in Sending Redemption Proceeds

The T. Rowe Price Funds typically expect that redemption requests will be paid out to redeeming shareholders by the business day following the receipt of a redemption request that is in correct form, regardless of the method the fund uses to make such payment (for example, check, wire, or Automated Clearing House transfer). Checks are typically mailed on the business day after the redemption, proceeds sent by wire are typically credited to your financial institution the business day after the redemption, and proceeds sent by Automated Clearing House are typically credited to your financial institution on the second business day after the redemption. However, under certain circumstances, and when deemed to be in a fund’s best interests, proceeds may not be sent for up to seven calendar days after receipt of a valid redemption order (for example, during periods of deteriorating or stressed market conditions or during extraordinary or emergency circumstances).

In addition, if shares are sold that were just purchased and paid for by check or Automated Clearing House transfer, the fund will process your redemption but generally will delay sending the proceeds for up to seven calendar days to allow the check or Automated Clearing House transfer to clear. If, during the clearing period, we receive a check drawn against your newly purchased shares, it will be returned and marked “uncollected.” (The seven-day hold does not apply to purchases paid for by bank wire or automatic purchases through payroll deduction.)

Under certain limited circumstances, the Board of a money market fund may elect to permanently suspend redemptions in order to facilitate an orderly liquidation of the fund (subject to any additional liquidation requirements).

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Involuntary Redemptions and Share Class Conversions

Since nongovernment money market funds that operate as retail money market funds are required to limit their beneficial owners to natural persons, shares held directly by an investor or through a financial intermediary in these funds that are not eligible to invest in a retail money market fund are subject to involuntary redemption at any time without prior notice.

Shares held by any investors or financial intermediaries that are no longer eligible to invest in the I Class or who fail to meet or maintain their account(s) at the investment minimum are subject to involuntary redemption or conversion to the Investor Class of the same fund (which may have a higher expense ratio). Investments in Advisor Class shares that are no longer held through an eligible financial intermediary may be automatically converted by T. Rowe Price to the Investor Class of the same fund following notice to the financial intermediary or shareholder. Investments in R Class shares that are no longer held on behalf of an employer-sponsored defined contribution retirement plan or other eligible R Class account or that are not held through an eligible financial intermediary may be automatically converted by T. Rowe Price to the Investor Class or Advisor Class of the same fund following notice to the financial intermediary or shareholder.

Excessive and Short-Term Trading Policy

Excessive transactions and short-term trading can be harmful to fund shareholders in various ways, such as disrupting a fund’s portfolio management strategies, increasing a fund’s trading and other costs, and negatively affecting its performance. Short-term traders in funds that invest in foreign securities may seek to take advantage of developments overseas that could lead to an anticipated difference between the price of the funds’ shares and price movements in foreign markets. While there is no assurance that T. Rowe Price can prevent all excessive and short-term trading, the Boards of the T. Rowe Price Funds have adopted the following trading limits that are designed to deter such activity and protect the funds’ shareholders. The funds may revise their trading limits and procedures at any time as the Boards deem necessary or appropriate to better detect short-term trading that may adversely affect the funds, to comply with applicable regulatory requirements, or to impose additional or alternative restrictions.

Subject to certain exceptions, each T. Rowe Price Fund restricts a shareholder’s purchases (including through exchanges) into a fund account for a period of 30 calendar days after the shareholder has redeemed or exchanged out of that same fund account (30-Day Purchase Block). The calendar day after the date of redemption is considered Day 1 for purposes of computing the period before another purchase may be made.

General Exceptions As of the date of this prospectus, the following types of transactions generally are not subject to the funds’ Excessive and Short-Term Trading Policy:

●	Shares purchased or redeemed in money market funds and ultra short-term bond funds;

●	Shares purchased or redeemed through a systematic purchase or withdrawal plan;

●	Checkwriting redemptions from bond funds and money market funds;

●	Shares purchased through the reinvestment of dividends or capital gain distributions;

●	Shares redeemed automatically by a fund to pay fund fees or shareholder account fees;

●	Transfers and changes of account registration within the same fund;

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●	Shares purchased by asset transfer or direct rollover;

●	Shares purchased or redeemed through IRA conversions and recharacterizations;

●	Shares redeemed to return an excess contribution from a retirement account;

●	Transactions in Section 529 college savings plans;

●	Certain transactions made by or in connection with activity in a defined benefit or nonqualified plan, subject to prior approval by T. Rowe Price;

●	Shares converted from one share class to another share class in the same fund;

●	Shares of T. Rowe Price Funds that are purchased by another T. Rowe Price Fund, including shares purchased by T. Rowe Price fund-of-funds products, and shares purchased by discretionary accounts managed by T. Rowe Price or one of its affiliates (please note that shareholders of the investing T. Rowe Price Fund are still subject to the policy);

●	Transactions initiated by the trustee or adviser to a donor-advised charitable gift fund as approved by T. Rowe Price;

●	Transactions having a value of $5,000 or less (retirement plans, including those for which “T. Rowe Price Retirement Plan Services, Inc.”, serves as recordkeeper, and other financial intermediaries may apply the Excessive and Short-Term Trading Policy to transactions of any amount); and

●	Certain shares purchased or redeemed in exchange for securities and cash (transactions in-kind), subject to prior approval by T. Rowe Price.

Transactions in certain rebalancing, asset allocation, wrap, and other advisory programs, as well as non-T. Rowe Price fund-of-funds products, may also be exempt from the 30-Day Purchase Block, subject to prior written approval by T. Rowe Price.

In addition to restricting transactions in accordance with the 30-Day Purchase Block, T. Rowe Price may, in its discretion, reject (or instruct a financial intermediary to reject) any purchase or exchange into a fund from a person (which includes individuals and entities) whose trading activity could disrupt the management of the fund or dilute the value of the fund’s shares, including trading by persons acting collectively (for example, following the advice of a newsletter, blogger, or social media platform). Such persons may be barred, without prior notice, from further purchases of T. Rowe Price Funds for a period longer than 30 calendar days, or permanently.

Financial Intermediary and Retirement Plan Accounts If you invest in T. Rowe Price Funds through a financial intermediary, including a retirement plan, you should review the financial intermediary’s or retirement plan’s materials carefully or consult with the financial intermediary or plan sponsor directly to determine the trading policy that will apply to your trades in the T. Rowe Price Funds as well as any other rules or conditions on transactions that may apply. If T. Rowe Price is unable to identify a transaction placed through a financial intermediary as exempt from the excessive trading policy, the 30-Day Purchase Block may apply.

Financial intermediaries, including retirement plans, may maintain their underlying accounts directly with the fund, although they often establish an omnibus account (one account with the fund that represents multiple underlying shareholder accounts) on behalf of their customers. When financial intermediaries establish omnibus accounts in the T. Rowe Price Funds, T. Rowe Price is not able to monitor the trading activity of the underlying shareholders. However, T. Rowe Price monitors aggregate trading activity at the financial intermediary (omnibus account) level in an attempt to identify activity that indicates potential excessive or short-term trading. If it detects suspicious trading activity, T. Rowe Price may contact the financial intermediary to request personal identifying information and transaction histories for some or all underlying shareholders (including plan participants, if applicable) pursuant to a written agreement that T. Rowe Price has entered into with each financial intermediary. Any nonpublic personal information provided to the fund (for example, a shareholder’s taxpayer identification number or transaction records) is subject to the fund’s privacy policy. If T. Rowe Price believes that excessive or short-term trading has occurred and there is no exception for such trades under the funds’ Excessive and Short-Term Trading Policy as previously described, it will instruct the financial intermediary to impose restrictions to discourage such practices and take appropriate action with respect to the underlying shareholder, including restricting purchases for 30 calendar days or longer. Each financial intermediary has agreed to execute such instructions pursuant to a written agreement. There is no assurance that T. Rowe Price will be able to properly enforce its Excessive and Short-Term Trading Policy for omnibus accounts. Because T. Rowe Price generally relies on financial intermediaries to provide information and impose restrictions for omnibus accounts, its ability to monitor and deter excessive trading will be dependent upon the financial intermediaries’ timely performance of their responsibilities.

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For shares that are held in a retirement plan, generally the 30-Day Purchase Block applies only to shares redeemed by a participant-directed exchange to another fund. However, the 30-Day Purchase Block may apply to transactions other than exchanges depending on how shares of the plan are held at T. Rowe Price or the excessive trading policy applied by your plan’s recordkeeper.

T. Rowe Price may allow a financial intermediary, including a retirement plan, to maintain restrictions on trading in the T. Rowe Price Funds that differ from the 30-Day Purchase Block. An alternative excessive trading policy would be acceptable to T. Rowe Price if it believes that the policy would provide sufficient protection to the T. Rowe Price Funds and their shareholders that is consistent with the excessive trading policy adopted by the funds’ Boards.

There is no guarantee that T. Rowe Price will be able to identify or prevent all excessive or short-term trades or trading practices.

Unclaimed Accounts and Uncashed Checks

If your account has no activity for a certain period of time and/or mail sent to you from T. Rowe Price (or your financial intermediary) is deemed undeliverable, T. Rowe Price (or your financial intermediary) may be required to transfer (i.e., escheat) your account assets, including any assets related to uncashed checks, to the appropriate state under its abandoned property laws. For IRAs escheated to a state under these abandoned property laws, the escheatment will be treated as a taxable distribution to you and federal and any applicable state income tax will be withheld. This may also apply to your Roth IRA (see the T. Rowe Price Traditional and Roth IRA Disclosure Statement and Custodial Agreement and/or the T. Rowe Price SIMPLE IRA Summary & Agreement for more information). To avoid such action, it is important to keep your account address up to date and periodically communicate with T. Rowe Price by contacting us or logging in to your account at least once every two years.

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Delivery of Shareholder Documents

If two or more accounts own the same fund, share the same address, and T. Rowe Price reasonably believes that the two accounts are part of the same household or institution, we may economize on fund expenses by mailing only one shareholder report and summary prospectus or prospectus, as applicable, for the fund. If you need additional copies or do not want your mailings to be “householded,” please call Shareholder Services.

T. Rowe Price can deliver account statements, transaction confirmations, prospectuses/summary prospectuses, proxy materials, and shareholder reports electronically. If you are a registered user of troweprice.com, you can consent to the electronic delivery of these documents by logging in and changing your mailing preferences. You can revoke your consent at any time through troweprice.com, and we will begin to send paper copies of these documents within a reasonable time after receiving your revocation.

Signature Guarantees

A Medallion signature guarantee is designed to protect you and the T. Rowe Price Funds from fraud by verifying your signature.

A shareholder or financial intermediary may be required to obtain a Medallion signature guarantee in certain situations, such as:

●	Requests to wire redemption proceeds when bank account information is not already authorized and on file for an account;

●	Remitting redemption proceeds to any person, address, or bank account not on file;

●	Establishing certain services after an account is opened; or

●	Changing the account registration or broker-dealer of record for an account.

Financial intermediaries should contact T. Rowe Price Client Account Management for specific requirements.

The signature guarantee must be obtained from a financial institution that is a participant in a Medallion signature guarantee program. You can obtain a Medallion signature guarantee from certain banks, savings institutions, broker-dealers, and other guarantors acceptable to T. Rowe Price. When obtaining a Medallion signature guarantee, please discuss with the guarantor the dollar amount of your proposed transaction. It is important that the level of coverage provided by the guarantor’s stamp covers the dollar amount of the transaction or it may be rejected. We cannot accept guarantees from notaries public or organizations that do not provide reimbursement in the case of fraud.

Fund Operations and Shareholder Services

T. Rowe Price and The Bank of New York Mellon, subject to the oversight of T. Rowe Price, each provide certain accounting services to the T. Rowe Price Funds. T. Rowe Price Services, Inc., acts as the transfer agent and dividend disbursing agent and provides shareholder and administrative services to the funds. T. Rowe Price Retirement Plan Services, Inc., provides recordkeeping, sub-transfer agency, and administrative services for certain types of retirement plans investing in the funds. These companies receive compensation from the funds for their services. The funds may also pay financial intermediaries for performing shareholder and administrative services for underlying shareholders in omnibus accounts. In addition, certain funds serve as an underlying fund in which some fund-of-funds products, the T. Rowe Price Spectrum and Retirement Funds, invest. Subject to approval by each applicable fund’s Board, each underlying fund bears its proportionate share of the direct operating expenses of the T. Rowe Price Spectrum and Retirement Funds. All of the fees previously discussed are included in a fund’s financial statements and, except for funds that pay an annual all-inclusive fee, are also reflected in the “Other expenses” line that appears in the table titled “Fees and Expenses of the Fund” in Section 1 of this prospectus.

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CONTACTING T. ROWE PRICE

If you hold shares of a fund through a financial intermediary, you must contact your financial intermediary to determine the requirements for opening a new account and placing transactions. Otherwise, you may access your accounts and conduct most transactions involving Investor Class or I Class accounts using the telephone, the T. Rowe Price website at troweprice.com, or the T. Rowe Price Personal®App. Telephone conversations are recorded.

Web
troweprice.com	For the most complete source of T. Rowe Price news To open an account For most account transactions
troweprice.com/paperless	To sign up for e-delivery of your account statements, transaction confirmations, prospectuses/summary prospectuses, proxy materials, and shareholder reports
Phone
Shareholder Services: 1-800-225-5132	To make a transaction or for fund, account, and service information (for IRAs and nonretirement accounts)
Investor Services: 1-800-638-5660	To open an account (for IRAs and nonretirement accounts)
Client Account Management: 1-800-638-8790	For information and services for large institutional investors and financial intermediaries
Retirement Client Services: 1-800-492-7670	For information and services for small business retirement plans (or consult your plan administrator)
Summit Program: 1-800-332-6161	Complimentary services and resources designed to help investors make informed investment decisions Tiered client benefits based on asset level
Brokerage: 1-800-225-7720	If you hold your shares through a T. Rowe Price Brokerage account

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Tele*Access®: 1-800-638-2587	To access information on fund performance, prices, account balances, and your latest transactions 24 hours a day Please note that transactions cannot be placed through Tele*Access®
Hearing Impaired	Call the applicable number with a relay operator; inquiries may also be directed to info@troweprice.com
T. Rowe Price Personal® App Download the app at troweprice.com/mobile or text MOBILEAPP to 68784	To access account information To open an account For most account transactions

T. Rowe Price Addresses

Please be sure to use the correct address to avoid a delay in opening your account or processing your transaction. These addresses are subject to change at any time, so please check troweprice.com/contactus or call the appropriate telephone number to ensure that you use the correct mailing address.

Investors (IRAs and nonretirement accounts) opening a new account or making additional purchases by check should use the following addresses:

via U.S. mail T. Rowe Price Account Services P.O. Box 17300 Baltimore, MD 21297-1300	via private carriers/overnight services T. Rowe Price Account Services Mail Code 17300 4515 Painters Mill Road Owings Mills, MD 21117-4903

Investors (IRAs and nonretirement accounts) requesting an exchange or redemption should use the following addresses:

via U.S. mail T. Rowe Price Account Services P.O. Box 17468 Baltimore, MD 21298-8275	via private carriers/overnight services T. Rowe Price Account Services Mail Code 17468 4515 Painters Mill Road Owings Mills, MD 21117-4903

Investors in a small business retirement plan opening a new account, making a purchase by check, or placing an exchange or redemption should use the following addresses:

via U.S. mail T. Rowe Price Retirement Client Services P.O. Box 17350 Baltimore, MD 21297-1350	via private carriers/overnight services T. Rowe Price Attn.: Retirement Operations 4515 Painters Mill Road Owings Mills, MD 21117-4903

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Institutional investors (including financial intermediaries) opening a new account, making a purchase by check, or placing an exchange or redemption should use the following addresses:

via U.S. mail T. Rowe Price Client Account Management P.O. Box 17300 Baltimore, MD 21297-1603	via private carriers/overnight services T. Rowe Price Client Account Management Mail Code: OM-1320 4515 Painters Mill Road Owings Mills, MD 21117-4842

Note: Your transaction will receive the share price for the business day that the request is received in correct form by T. Rowe Price or its agent prior to the time at which the fund calculates its daily share price, which could differ from the day that the request is received at the post office box.

Information on Distributions and Taxes

Each fund intends to qualify to be treated each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. In order to qualify, a fund must satisfy certain income, diversification, and distribution requirements. A regulated investment company is not subject to U.S. federal income tax at the portfolio level on income and gains from investments that are distributed to shareholders. However, if a fund were to fail to qualify as a regulated investment company and were ineligible to or otherwise did not cure such failure, the result would be fund-level taxation and, consequently, a reduction in income available for distribution to the fund’s shareholders.

To the extent possible, all net investment income and realized capital gains are distributed to shareholders. Generally, your share of the distributions is based on the number of shares of the fund outstanding on the applicable dividend record date. Therefore, if the fund has experienced a net redemption during the taxable period, your share of the distribution that is declared less frequently than daily may be relatively higher due to the smaller number of shares outstanding on the record date. See also “Taxes on Fund Distributions” below.

Dividends and Other Distributions

Except for the Retirement Income Funds, dividend and capital gain distributions are reinvested in additional fund shares in your account unless you select another option on your new account form. For the Retirement Income Funds, subject to certain exceptions, regularly scheduled monthly dividends may generally not be reinvested. Reinvesting distributions results in compounding, which allows you to receive dividends and capital gain distributions on an increasing number of shares.

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Distributions not reinvested may be paid by check or transmitted to your bank account via Automated Clearing House or may be automatically invested into another fund account. For the Retirement Income Funds, regularly scheduled monthly dividends are generally not paid by check. If the U.S. Postal Service cannot deliver your check or if your check remains uncashed for six months, the fund reserves the right to reinvest your distribution check in your account at the net asset value on the day of the reinvestment and to reinvest all subsequent distributions in additional shares of the fund. Interest will not accrue on amounts represented by uncashed distributions or redemption checks.

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The following table provides details on dividend accrual eligibility and payments. The information set forth in this table applies only to regular business days when the NYSE is open and closes at its regularly scheduled closing time (normally 4 p.m. ET).

Dividend Accrual Eligibility and Payment Schedule
Fund
All money market funds except Government Money and U.S. Treasury Money Funds

Purchases:

●  If a purchase order is received by the fund on a business day by noon ET and the payment funding the order is instantaneously available (for example, most wires) and received by the fund by noon ET, then dividends will begin to accrue on the same business day that the wire purchase order is received.

●  Shares purchased via instantaneously available money (for example, most wires) that do not meet the deadline specified above, and shares purchased via any other method (for example, via check or ACH) normally begin to earn dividends on the business day after payment is received by the fund.

Redemptions:

●  If redemption proceeds are sent on the same day that the redemption order is placed (for example, most wires), those shares will receive dividends through the calendar day prior to the date of redemption.

If redemption proceeds are sent on the next business day after an order is placed (for example, redemption orders via ACH or check), those shares will be entitled to dividends through the day that the redemption order was placed (the trade date).

●  Dividends, if any, are declared daily and paid on the first business day of each month.

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Dividend Accrual Eligibility and Payment Schedule
Fund
Government Money and U.S. Treasury Money Funds

Purchases:

●  If a purchase order is received on a business day by 5 p.m. ET and the payment funding the order is instantaneously available (for example, most wires) and received by the fund prior to the time at which the fund calculates its daily share price (normally, by 5 p.m. ET), then dividends will begin to accrue on the same business day that the wire purchase order is received.

●  Shares purchased via instantaneously available money (for example, most wires) that do not meet the deadlines specified above, and shares purchased via any other method (for example, via check or ACH) normally begin to earn dividends on the business day after payment is received by the fund.

Redemptions:

●  If redemption proceeds are sent by the fund on the same day that the redemption order is placed (for example, most wires), those shares will receive dividends through the calendar day prior to the date of redemption.

●  If redemption proceeds are sent on the next business day after an order is placed (for example, redemption orders via ACH or check), those shares will be entitled to dividends through the day that the redemption order was placed (the trade date).

●  Dividends, if any, are declared daily and paid on the first business day of each month.

Bond funds, including Capital Appreciation and Income, Retirement Balanced and Spectrum Income Funds

●  Shares normally begin to earn any dividends on the business day after payment is received by the fund or its agent.

●  Dividends, if any, are declared daily and paid on the first business day of each month.

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Dividend Accrual Eligibility and Payment Schedule
Fund
These stock funds only: ● Balanced ● Dividend Growth ● Equity Income ● Equity Index 500 ● Global Real Estate ● Real Estate ● Spectrum Conservative Allocation ● Spectrum Moderate Allocation	● Dividends, if any, are declared and paid quarterly, in March, June, September, and December.
Retirement Income Funds	● Dividends are declared and normally paid in the middle of each month.
All other funds	● Dividends, if any, are declared and paid annually, generally in December.
All funds	● If necessary, a fund may make additional distributions on short notice to minimize any fund-level tax liabilities. ● Must be a shareholder on the dividend record date.

The deadlines described in the table above for wire transactions in money market funds are based on when the fund receives the money and are not based on the time at which a shareholder initiates a wire, or the time a financial intermediary receives the wire. Neither the funds nor T. Rowe Price assume any responsibility for the performance of your bank or financial intermediary in the wire process. If a problem with such performance arises, you should contact your bank or financial intermediary.

In general, for funds other than money market funds, shares redeemed on a Friday or prior to a holiday will continue to earn dividends until the next business day. Generally, if you redeem all of your shares at any time during the month, you will also receive all dividends earned through the date of redemption in the same distribution. When you redeem only a portion of your shares, all dividends accrued on those shares will be reinvested, or paid in cash, on the next dividend payment date. The funds do not pay dividends in fractional cents. Any dividend amount earned for a particular day on all shares held that is one-half of one cent or greater (for example, $0.016) will be rounded up to the next whole cent (for example, $0.02), and any amount that is less than one-half of one cent (for example, $0.014) will be rounded down to the nearest whole cent (for example, $0.01). Please note that if the dividend payable on all shares held is less than one-half of one cent for a particular day, no dividend will be earned for that day.

If you purchase and redeem your shares through a financial intermediary, consult your financial intermediary to determine when your shares begin and stop accruing dividends as the information previously described may vary.

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Capital Gain Payments

A capital gain or loss is the difference between the purchase and sale price of a security. If a fund has net capital gains for the year (after subtracting any capital losses), they are usually declared and paid in December to shareholders of record on a specified date that month. If a second distribution is necessary, it is generally paid the following year. A fund may have to make additional capital gain distributions, if necessary, to comply with the applicable tax law. Capital gains are not expected from money market funds since they are managed to maintain a stable share price. However, if a money market fund unexpectedly has net capital gains for the year (after subtracting any capital losses), the capital gain may be declared and paid in December to shareholders of record.

Tax Information

In most cases, you will be provided information for your tax filing needs no later than mid-February.

If you invest in the fund through a tax-deferred account, such as an IRA or employer-sponsored retirement plan, you will not be subject to tax on dividends and distributions from the fund or the sale of fund shares if those amounts remain in the tax-deferred account. You may receive a Form 1099-R or other Internal Revenue Service forms, as applicable, if any portion of the account is distributed to you.

If you invest in the fund through a taxable account, you generally will be subject to tax when:

●	You sell fund shares, including an exchange from one fund to another.

●	The fund makes dividend or capital gain distributions.

Additional information about the taxation of dividends for certain T. Rowe Price Funds is listed below:

Tax-Free and Municipal Funds
● Regular monthly dividends (including those from the state-specific tax-free funds) are expected to be exempt from federal income taxes.
● Exemption is not guaranteed since the fund has the right under certain conditions to invest in nonexempt securities.
● Tax-exempt dividends paid to Social Security recipients may increase the portion of benefits that is subject to tax.
● For state-specific funds, the monthly dividends you receive are generally expected to be exempt from state and local income tax of that particular state. For other funds, a small portion of your income dividend may be exempt from state and local income taxes.
● If a fund invests in certain “private activity” bonds that are not exempt from the alternative minimum tax, shareholders who are subject to the alternative minimum tax must include income generated by those bonds in their alternative minimum tax calculation. The portion of a fund’s income dividend that should be included in your alternative minimum tax calculation, if any, will be reported to you by mid-February on Form 1099-DIV.

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For individual shareholders, a portion of ordinary dividends representing “qualified dividend income” received by the fund may be subject to tax at the lower rates applicable to long-term capital gains rather than ordinary income. You may report it as qualified dividend income in computing your taxes, provided you have held the fund shares on which the dividend was paid for more than 60 days during the 121-day period beginning 60 days before the ex-dividend date. Ordinary dividends that do not qualify for this lower rate are generally taxable at the investor’s marginal income tax rate. This includes the portion of ordinary dividends derived from interest, short-term capital gains, income and gains from derivatives, distributions from nonqualified foreign corporations, distributions from real estate investment trusts, and dividends received by the fund from stocks that were on loan. For taxable years ending after December 31, 2017, you generally may be allowed a deduction of up to 20% on your qualified REIT dividends. You may not take this deduction for a dividend on shares of a fund that have been held for less than 46 days during the 91-day period beginning on the date 45 days before the ex-dividend date. Little, if any, of the ordinary dividends paid by the bond funds or money market funds is expected to qualify for treatment as qualified dividend income or qualified REIT dividends.

For corporate shareholders, a portion of ordinary dividends may be eligible for the deduction for dividends received by corporations to the extent the fund’s income consists of dividends paid by U.S. corporations. Little, if any, of the ordinary dividends paid by the international stock funds, bond funds, or money market funds is expected to qualify for this deduction. A fund that earns interest income may, in its discretion, designate all or a portion of ordinary dividends as Section 163(j) interest dividends, which would allow the recipient to treat the designated portion of such dividends as interest income for purposes of determining interest expense deduction limitation under Section 163(j) of the Internal Revenue Code. Section 163(j) interest dividends, if so designated by a fund, will be reported to your financial intermediary or otherwise in accordance with the requirements specified by the Internal Revenue Service. To be eligible to treat a Section 163(j) interest dividend as interest income, you must have held the fund share for more than 180 days during the 361-day period beginning on the date which is 180 days before the date on which the share becomes ex-dividend with respect to such dividend. The holding period requirement does not apply to money market funds or funds that declare interest dividends on a daily basis in an amount equal to at least 90% of the fund’s excess Section 163(j) interest income and distribute such dividends on a monthly basis.

A 3.8% net investment income tax is imposed on net investment income, including interest, dividends, and capital gains of U.S. individuals with income exceeding $200,000 (or $250,000 if married filing jointly) and of estates and trusts.

If you hold your fund through a financial intermediary, the financial intermediary is responsible for providing you with any necessary tax forms. You should contact your financial intermediary for the tax information that will be sent to you and reported to the Internal Revenue Service.

Taxes on Fund Redemptions

When you sell shares in any fund, you may realize a gain or loss. An exchange from one fund to another fund in a taxable account is also a sale for tax purposes. As long as a money market fund maintains a stable share price of $1.00, a redemption or exchange to another fund will not result in a gain or loss for tax purposes. However, an exchange from one fund into a money market fund may result in a gain or loss on the fund from which shares were redeemed.

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All or a portion of the loss realized from a sale or exchange of your fund shares may be disallowed under the “wash sale” rule if you purchase substantially identical shares within a 61-day period beginning 30 days before and ending 30 days after the date on which the shares are sold or exchanged. Shares of the same fund you acquire through dividend reinvestment are shares purchased for the purpose of the wash sale rule and may trigger a disallowance of the loss for shares sold or exchanged within the 61-day period of the dividend reinvestment. Any loss disallowed under the wash sale rule is added to the cost basis of the purchased shares.

T. Rowe Price (or your financial intermediary) will make available to you Form 1099-B, if applicable, no later than mid-February, providing certain information for each sale you made in the fund during the prior year. Unless otherwise indicated on your Form 1099-B, this information will also be reported to the Internal Revenue Service. For mutual fund shares acquired prior to 2012 in most accounts established or opened by exchange in 1984 or later, our Form 1099-B will provide you with the gain or loss on the shares you sold during the year based on the average cost single category method. This information on average cost and gain or loss from sale is not reported to the Internal Revenue Service. For these mutual fund shares acquired prior to 2012, you may calculate the cost basis using other methods acceptable to the Internal Revenue Service, such as First In First Out, for example.

For mutual fund shares acquired on or after January 1, 2012, federal income tax regulations require us to report the cost basis information on Form 1099-B using a cost basis method selected by the shareholder in compliance with such regulations or, in the absence of such selected method, our default method if you acquire your shares directly from T. Rowe Price. Our default method is average cost. For any fund shares acquired through a financial intermediary on or after January 1, 2012, you should check with your financial intermediary regarding the applicable cost basis method. You should note that the cost basis information reported to you may not always be the same as what you should report on your tax return because the rules applicable to the determination of cost basis on Form 1099-B may be different from the rules applicable to the determination of cost basis for reporting on your tax return. Therefore, you should save your transaction records to make sure the information reported on your tax return is accurate. T. Rowe Price and financial intermediaries are not required to issue a Form 1099-B to report sales of money market fund shares.

To help you maintain accurate records, T. Rowe Price will make available to you a confirmation promptly following each transaction you make (except for systematic purchases and systematic redemptions) and a year-end statement detailing all of your transactions in each fund account during the year. If you hold your fund through a financial intermediary, the financial intermediary is responsible for providing you with transaction confirmations and statements.

Taxes on Fund Distributions

T. Rowe Price (or your financial intermediary) will make available to you, as applicable, generally no later than mid-February, a Form 1099-DIV, or other Internal Revenue Service forms, as required, indicating the tax status of any income dividends, dividends exempt from federal income taxes, capital gain distributions made to you, and/or any return of capital. This information will be reported to the Internal Revenue Service. Taxable distributions are generally taxable to you in the year in which they are paid. A dividend declared in October, November, or December and paid in the following January is generally treated as taxable to you as if you received the distribution in December. Dividends from tax-free funds are generally expected to be tax-exempt for federal income tax purposes. Your bond fund and money market fund dividends for each calendar year will include dividends accrued up to the first business day of the next calendar year. Ordinary dividends and capital gain distributions may also be subject to state and local taxes. You will be sent any additional information you need to determine your taxes on fund distributions, such as the portion of your dividends, if any, that may be exempt from state and local income taxes.

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Taxable distributions are subject to tax, whether reinvested in additional shares or received in cash.

The tax treatment of a capital gain distribution is determined by how long the fund held the portfolio securities, not how long you held the shares in the fund. Short-term (one year or less) capital gain distributions are taxable at the same rate as ordinary income, and gains on securities held for more than one year are taxed at the lower rates applicable to long-term capital gains. If you realized a loss on the sale or exchange of fund shares that you held for six months or less, your short-term capital loss must be reclassified as a long-term capital loss to the extent of any long-term capital gain distributions received during the period you held the shares. For funds investing in foreign instruments, distributions resulting from the sale of certain foreign currencies, currency contracts, and the foreign currency portion of gains on debt instruments are taxed as ordinary income. Net foreign currency losses may cause monthly or quarterly dividends to be reclassified as returns of capital.

A fund’s distributions that have exceeded the fund’s earnings and profits for the relevant tax year may be treated as a return of capital to its shareholders. A return of capital distribution is generally nontaxable but reduces the shareholder’s cost basis in the fund, and any return of capital in excess of the cost basis will result in a capital gain.

When a dividend or distribution is declared, the fund provides an estimate of its source. Such information is made available on the fund’s website (troweprice.com) or provided on a written notice to shareholders as required. The tax status of certain distributions may be recharacterized on year-end tax forms, such as your Form 1099-DIV. Distributions made by a fund may later be recharacterized for federal income tax purposes—for example, from taxable ordinary income dividends to returns of capital. A recharacterization of distributions may occur for a number of reasons, including the recharacterization of income received from underlying investments, such as REITs, and distributions that exceed taxable income due to losses from foreign currency transactions or other investment transactions. Certain funds, including international bond funds and funds that invest significantly in REITs, are more likely to recharacterize a portion of their distributions as a result of their investments. The Retirement Income Funds are also more likely to have some or all of their distributions recharacterized as returns of capital because of the predetermined monthly distribution amount.

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If the fund qualifies and elects to pass through nonrefundable foreign income taxes paid to foreign governments during the year, your portion of such taxes will be reported to you as taxable income. However, you may be able to claim an offsetting credit or deduction on your tax return for those amounts. There can be no assurance that a fund will meet the requirements to pass through foreign income taxes paid.

If you are subject to backup withholding, we will have to withhold a 24% backup withholding tax on distributions and, in some cases, redemption payments. You may be subject to backup withholding if we are notified by the Internal Revenue Service to withhold, you have failed one or more tax certification requirements, or our records indicate that your tax identification number is missing or incorrect. Backup withholding is not an additional tax and is generally available to credit against your federal income tax liability with any excess refunded to you by the Internal Revenue Service.

The following table provides additional details on distributions for certain funds:

Taxes on Fund Distributions
Tax-Free and Municipal Funds

●  Gains realized on the sale of market discount bonds with maturities beyond one year may be treated as ordinary income and cannot be offset by other capital losses.

●  Payments received or gains realized on certain derivative transactions may result in taxable ordinary income or capital gains.

●  To the extent the fund makes such investments, the likelihood of a taxable distribution will be increased.

Limited Duration Inflation Focused Bond, U.S. Limited Duration TIPS Index, and Inflation Protected Bond Funds

●  Inflation adjustments on Treasury inflation protected securities that exceed deflation adjustments for the year will be distributed as ordinary income.

●  In computing the distribution amount, the funds cannot reduce inflation adjustments by short-or long-term capital losses from the sales of securities.

●  Net deflation adjustments for a year may result in all or a portion of dividends paid earlier in the year being treated as a return of capital.

Fund-of-Funds

●  Distributions by the underlying funds and changes in asset allocations may result in taxable distributions of ordinary income or capital gains, which could have a significant tax impact to taxable account holders.

Tax Consequences of Liquidity Fees

It is currently anticipated that shareholders of retail money market funds that impose a liquidity fee may generally treat the liquidity fee as offsetting the shareholder’s amount realized on the redemption (thereby decreasing the shareholder’s gain, or increasing the shareholder’s loss, on the redeemed amount). A fund that imposes a liquidity fee anticipates using 100% of that fee to help repair a market-based net asset value per share that was below $1.00. Any such discretionary liquidity fee will constitute an asset of the fund and will serve to benefit non-redeeming shareholders. However, the fund does not intend to distribute such fees to non-redeeming shareholders.

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If the fund receives discretionary liquidity fees, it will consider the appropriate tax treatment of such fees to the fund at such time. However, due to a lack of guidance, the tax consequences of liquidity fees to the fund and the shareholders is unclear and may differ from that described in this section.

Tax Consequences of Hedging

Entering into certain transactions involving options, futures, swaps, and forward currency exchange contracts may result in the application of the mark-to-market and straddle provisions of the Internal Revenue Code. These provisions could result in a fund being required to distribute gains on such transactions even though it did not close the contracts during the year or receive cash to pay such distributions. The fund may not be able to reduce its distributions for losses on such transactions to the extent of unrealized gains in offsetting positions.

Tax Effect of Buying Shares Before an Income Dividend or Capital Gain Distribution

If you buy shares before or on the record date—the date that establishes you as the person to receive the upcoming distribution—you may receive a portion of the money you invested in the form of a taxable distribution. Therefore, you may wish to find out a fund’s record date before investing. In addition, a fund’s share price may, at any time, reflect undistributed capital gains or income and unrealized appreciation, which may result in future taxable distributions. Such distributions can occur even in a year when the fund has a negative return. The amount of capital gains realized by the fund is dependent upon the price at which securities are sold compared with the cost basis of those securities. When evaluating investment opportunities and deciding to sell a particular holding, a portfolio manager may consider the fund’s cash position relative to the cash needed to meet shareholder redemptions and/or purchase other securities and may identify certain shares with a specific cost basis to be sold in an attempt to minimize capital gain distributions. Additional information is available in the fund’s annual and semiannual Form N-CSRs.

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RIGHTS RESERVED BY THE FUNDS

T. Rowe Price Funds and their agents, in their sole discretion, reserve the following rights: (1) to waive or lower investment minimums; (2) to accept initial purchases by telephone; (3) to refuse any purchase or exchange order; (4) to cancel or rescind any purchase or exchange order placed through a financial intermediary no later than the business day after the order is received by the financial intermediary (including, but not limited to, orders deemed to result in excessive trading, market timing, or 5% ownership); (5) to cease offering fund shares at any time to all or certain groups of investors; (6) to freeze any account and suspend account services when notice has been received of a dispute regarding the ownership of the account, or a legal claim against an account, upon initial notification to T. Rowe Price of a shareholder’s death until T. Rowe Price receives required documentation in correct form, or if there is reason to believe a fraudulent transaction may occur; (7) to otherwise modify the conditions of purchase and modify or terminate any services at any time; (8) to waive any wire, small account, maintenance, or fiduciary fees charged to a group of shareholders; (9) to act on instructions reasonably believed to be genuine; (10) to involuntarily redeem an account at the net asset value calculated the day the account is redeemed when permitted by law, including in cases of threatening or abusive conduct, suspected fraudulent or illegal activity, or if the fund or its agent is unable, through its procedures, to verify the identity of the person(s) or entity opening an account; and (11) for money market funds, to suspend redemptions to facilitate an orderly liquidation.

The fund’s Statement of Additional Information, which contains a more detailed description of the fund’s operations, investment restrictions, policies, and practices, is incorporated by reference into this prospectus, which means that it is legally part of this prospectus even if you do not request a copy. Additional information about the fund’s investments is available in the fund’s annual and semi-annual reports to shareholders and in Form N-CSR. Except for money market funds, the fund’s annual report contains a discussion of the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year. These documents and other information are available without charge through troweprice.com/prospectus. You can also request these documents and make shareholder inquiries at no cost by calling 1-800-638-5660, by sending an e-mail request to info@troweprice.com, or by contacting your financial intermediary.

Annual and semi-annual shareholder reports and other fund information are available on the EDGAR Database on the SEC’s internet site at sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov.

T. Rowe Price Associates, Inc. 1307 Point Street Baltimore, MD 21231

1940 Act File No. 811-21149	F1843-040 3/11/26